UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by Registrant ☑

Filed by Party other than Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement	☐	Definitive Additional Materials

☐ Soliciting Materials Pursuant to §240.14a-12

VerifyMe, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

VERIFYME, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JUNE 4, 2024

The annual meeting of stockholders (the “Annual Meeting”) of VerifyMe, Inc. will be held on Tuesday, June 4, 2024, at 12:00 p.m., Eastern Time. The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location. You will be able to participate in the virtual annual meeting, vote your shares and submit questions during the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/VRME2024. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person. As always, we encourage you to vote your shares prior to the meeting.

The Annual Meeting is being held for the following purposes, which are more fully described in the accompanying proxy statement:

•	to elect six directors;

•	to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”);

•	to approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;

•	to approve the third amendment to the VerifyMe, Inc. 2020 Equity Incentive Plan, as amended, to increase the authorized number of shares available for future issuance under the plan by 1,000,000 shares;

•	to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

•	to transact such other business as may properly come before the Annual Meeting or at any adjournment of the meeting.

Our board of directors has fixed the close of business on April 17, 2024 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment of the Annual Meeting.

We are following the Securities and Exchange Commission’s “e-proxy” rules that allow public companies to furnish proxy materials to stockholders over the internet. The “e-proxy” rules remove the requirement for public companies to automatically send stockholders a full, printed copy of proxy materials and allow them instead to deliver to their stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) and to provide online access to the documents. The Notice of Internet Availability provides instructions on how to view our proxy materials for the Annual Meeting on the internet and vote and request a printed copy of the proxy materials. These “e-proxy” rules allow us to provide you with the information you need, while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.

By Order of the Board of Directors

/s/ Adam Stedham

Adam Stedham Chief Executive Officer and President

Lake Mary, Florida

April 25, 2024

Your Vote is Important. Whether or not you expect to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by the internet, by telephone, or, if you requested and received paper copies of the proxy materials by mail, by mailing a proxy card or voting instruction form. We encourage you to vote using the internet, as it is the most cost-effective way to vote. Even if you have voted by internet, telephone or proxy card, you may still vote via the internet if you attend the virtual meeting. If you own your shares through a broker, we encourage you to follow the instructions provided by your broker about how to vote. Unless you provide your broker with voting instructions, your broker cannot vote your shares on non-discretionary items such on the proposal to elect the six director nominees.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON JUNE 4, 2024

Our proxy statement and Annual Report to Stockholders are available online at www.proxyvote.com

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VERIFYME, INC.

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The board of directors (“Board”) of VerifyMe, Inc. (“VerifyMe,” the “Company,” “we,” “our,” or “us”), a Nevada corporation, is providing these proxy materials to you on the internet, or has delivered printed versions to you by mail, and is soliciting your proxy to vote at the 2024 annual meeting of stockholders (the “Annual Meeting”) to be held on Tuesday, June 4, 2024, at 12:00 p.m., Eastern Time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of stockholders.

The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. You will be able to attend the Annual Meeting online, vote your shares, and submit your questions during the meeting via the internet by visiting www.virtualshareholdermeeting.com/VRME2024. There will not be a physical meeting location and you will not be able to attend in person. We invite you to attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote by the internet, by telephone or by mailing a proxy card or voting instruction form.

We are making these proxy materials available to stockholders on or about April 25, 2024.

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

We are following the Securities and Exchange Commission’s (the “SEC”) “e-proxy” rules that allow public companies to furnish proxy materials to stockholders over the internet. The “e-proxy” rules remove the requirement for public companies to automatically send stockholders a full, printed copy of proxy materials and allow them instead to deliver to their stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) and to provide online access to the documents. As a result, we mailed the Notice of Internet Availability to many of our stockholders on or about April 25, 2024.

The Notice of Internet Availability provides instructions on how to:

•	View our proxy materials for the Annual Meeting on the internet and vote; and

•	Request a printed copy of the proxy materials.

In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the environmental impact of printed materials.

What is included in these proxy materials?

These proxy materials include:

•	Our 2023 Annual Report to Stockholders for the fiscal year ended December 31, 2023 (“fiscal year 2023”); and

•	Notice of the Annual Meeting and this proxy statement.

If you request and receive printed versions of the proxy materials by mail, these proxy materials also include a copy of the proxy card.

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What am I voting on?

The Board is soliciting your proxy in connection with the Annual Meeting to be held on Tuesday, June 4, 2024, at 12:00 p.m., Eastern Time, and any adjournment or postponement thereof. You are voting on the following proposals:

•	Proposal One: the election of six directors to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified;

•	Proposal Two: the approval, on an advisory basis, of the compensation of our named executive officer (“say-on-pay);

•	Proposal Three: the approval, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;

•	Proposal Four: the approval of the third amendment to the VerifyMe, Inc. 2020 Equity Incentive Plan, as amended (the “2020 Plan”) to increase the authorized number of shares available for future issuance under the 2020 Plan by 1,000,000 shares; and

•	Proposal Five: the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

How does the Board recommend I vote?

Our Board recommends that the stockholders vote their shares:

•	FOR each of the six director nominees named in this proxy statement;

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers;

•	FOR, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers to be made every year;

•	FOR the approval of the third amendment to the 2020 Plan to increase the authorized number of shares available for future issuance under the 2020 Plan by 1,000,000 shares; and

•	FOR the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Who can vote at the Annual Meeting?

Only stockholders at the close of business on April 17, 2024, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of the record date, there were 10,176,603 shares of our common stock outstanding and entitled to vote. Holders of our outstanding preferred stock are not entitled to vote.

Stockholders of Record: Shares Registered in Your Name. If on April 17, 2024, your shares of our common stock were registered directly in your name with our transfer agent, West Coast Stock Transfer, Inc., then you are a stockholder of record.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank. If on April 17, 2024, your shares of our common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account or you may work with your broker to arrange to vote your shares directly. You are also invited to participate in the Annual Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee on how to vote your shares.

For instructions on how to vote your shares at the Annual Meeting, see the “How do I vote?” section below.

Can I attend the Annual Meeting in person?

We will be hosting the Annual Meeting only by means of a live webcast. You will not be able to attend the meeting in person. Please be assured that you will be afforded the same rights and opportunities to participate in the virtual meeting as you would at an in-person meeting. You will be able to listen to the Annual Meeting, submit questions and vote by going to www.virtualshareholdermeeting.com/VRME2024. If you wish to listen to the Annual Meeting, but do not wish to submit questions or vote during the Annual Meeting, you may go to www.virtualshareholdermeeting.com/VRME2024 and log in as a guest.

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The Annual Meeting webcast will start at 12:00 p.m., Eastern Time, on Tuesday, June 4, 2024. We encourage you to access the meeting website prior to the start time to allow time for check in.

How do I register to attend the Annual Meeting?

You do not need to register to attend the Annual Meeting webcast. Follow the instructions on your Notice of Internet Availability or proxy card (if you requested a printed copy of the proxy materials) to access the Annual Meeting. See “Can I attend the Annual Meeting in person?” above.

How can I submit a question at the Annual Meeting?

Stockholders may submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/VRME2024, the virtual meeting website, after accessing the Annual Meeting with their 16-digit unique control number found on the Notice of Internet Availability or proxy card (if you requested a printed copy of the proxy materials) and by following the instructions available on the virtual meeting website. We request that questions submitted during the meeting include your contact information.

We will respond to questions directly related to matters being voted on at the Annual Meeting during the Annual Meeting. We will respond to other questions received during the Annual Meeting promptly after the meeting. Questions regarding personal matters, including those related to employment, are not pertinent to Annual Meeting matters and therefore will not be answered.

What is “householding” and how does it impact me?

We have adopted a process called “householding” for mailing proxy materials in order to reduce printing and mailing expenses. The SEC householding rules allow us to deliver a single Notice of Internet Availability to stockholders of record who share the same address. If you share an address with another stockholder and have received only one Notice of Internet Availability, but you would prefer to continue receiving a separate Notice of Internet Availability, you may request a separate copy of the Notice of Internet Availability at no cost to you by writing to the Corporate Secretary of the Company at VerifyMe, Inc., 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746, Attention: Corporate Secretary, or by calling (585) 736-9400. Alternatively, if you are currently receiving multiple copies of the Notice of Internet Availability at the same address and wish to receive a single copy in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner, the bank, broker or other holder of record may deliver only one copy of the Notice of Internet Availability to stockholders who have the same address unless the bank, broker or other holder of record has received contrary instructions from one or more of the stockholders. If you wish to receive a separate copy of the Notice of Internet Availability, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate copy. Beneficial owners sharing an address who are currently receiving multiple copies of the Notice of Internet Availability and wish to receive a single copy in the future should contact their bank, broker or other holder of record to request that only a single copy be delivered to all stockholders at the shared address in the future.

What does it mean if I receive more than one Notice of Internet Availability or voting instruction card?

If you receive more than one Notice of Internet Availability or voting instruction card, your shares are registered in more than one name or are registered in different accounts. Please vote using each Notice of Internet Availability or voting instruction card to ensure that all of your shares are voted.

Where can I view the proxy materials on the internet?

We are making this proxy statement and voting instructions available to stockholders on or about April 25, 2024, at www.proxyvote.com. We are also making our 2023 Annual Report available at the same time and by the same method. The 2023 Annual Report is not a part of the proxy solicitation material and is not incorporated herein by reference.

How can I receive a printed copy of the proxy materials, including the annual report?

Stockholder of Record. You may request a printed copy of the proxy materials by any of the following methods:

•	Telephone: call toll-free at 1-800-579-1639;

•	Internet at www.proxyvote.com; or

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•	E-mail at sendmaterial@proxyvote.com. If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow on the Notice of Internet Availability included in the subject line.

Beneficial Owner. You may request a printed copy of the proxy materials by following the instructions provided to you by your broker, bank or nominee.

How do I vote?

Stockholder of Record. If you are a stockholder of record, there are four ways to vote:

•	By internet at www.proxyvote.com. We encourage you to vote this way.

•	By touch tone telephone: call toll-free at 1-800-690-6903.

•	By completing and mailing your proxy card, if you requested a printed copy of the proxy materials.

•	At the Annual Meeting: instructions on how to vote during the Annual Meeting webcast are posted at www.virtualshareholdermeeting.com/VRME2024. Votes submitted during the Annual Meeting must be received no later than the closing of the polls at the Annual Meeting.

Whether or not you plan to attend the meeting, we urge you to vote to ensure your vote is counted. You may still attend the meeting and vote your shares if you have already voted by proxy. Only the latest vote you submit will be counted. For instructions on how to change your vote, see the “Can I change my vote or revoke my proxy?” section below.

Beneficial Owner. If you hold your shares in “street name” as a beneficial owner of shares registered in the name of your broker, bank or nominee (“broker”), you must vote your shares in the manner prescribed by your broker. Your broker has enclosed or otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Check the voting instruction card used by that organization to see if it offers internet or telephone voting.

Instead of directing your broker how to vote your shares, you may elect to attend the Annual Meeting and vote your shares during the meeting. Instructions on how to vote during the Annual Meeting webcast are posted at www.virtualshareholdermeeting.com/VRME2024. Votes submitted during the Annual Meeting must be received no later than the closing of the polls at the Annual Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 17, 2024, the record date for the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are “present” at the meeting. As of the record date, there were 10,176,603 shares of our common stock issued and outstanding and entitled to vote.

If you are a stockholder of record, your shares will be counted as “present” at the meeting if:

•	You attend and vote at the meeting;

•	You have voted by internet or telephone; or

•	You have properly submitted a proxy card.

If your shares are held in street name, your shares will be counted as “present” at the meeting if your broker has voted on a discretionary item or your broker has otherwise voted based on your instructions.

Abstentions and broker non-votes on non-discretionary items will be counted towards the quorum requirement. If there is no quorum, a majority of the shares present at the meeting and entitled to vote may adjourn the meeting to another date.

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How many votes are needed to approve each proposal?

The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, in person or by proxy, at the Annual Meeting.

Proposal	Description	Vote Required
One	Election of the six directors	Plurality of the votes of the shares cast at the Annual Meeting
Two	Approval, on an advisory basis, of the compensation of our named executive officers (“say-on-pay”)	Affirmative vote of a majority of the shares cast on the proposal (1)
Three	Approval, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers	The frequency receiving the greatest number of votes cast will be considered the frequency recommended by stockholders (1)
Four	Approval of the third amendment to the 2020 Plan to increase the authorized number of shares available for future issuance under the plan by 1,000,000 shares	Affirmative vote of a majority of the shares cast on the proposal
Five	To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	Affirmative vote of a majority of the shares cast on the proposal

(1)	The results of the advisory vote on the compensation of our named executive officers and advisory vote regarding the frequency of future advisory votes on the compensation of our named executive officers are not binding on our Board or our Compensation Committee. However, our Board and our Compensation Committee value the opinions expressed by our stockholders in their votes on these proposals and will consider the outcomes of the votes when making future compensation decisions regarding our named executive officers. With respect to the frequency of future advisory votes, the frequency receiving the greatest number of votes will be deemed to have been selected by the stockholders.

How are votes counted?

For Proposal 1, you may vote “FOR” or “WITHHOLD” with respect to each of the nominees. Under the “plurality” voting standard, votes to “withhold” a vote will have no effect on the outcome of the vote, because nominees who receive the highest number of “for” votes will be elected. Broker non-votes will also have no effect on the outcome of the vote.

You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to Proposals 2, 4 and 5. You may vote for “1 YEAR,” “2 YEARS,” “3 YEARS,” or “ABSTAIN” with respect to Proposal 3. Under the “majority of votes cast” voting standard with respect to Proposals 2, 4 and 5, the shares voted “for” the proposal must exceed the total number voted “against.” For Proposal 3, the voting frequency option that receives the highest number of votes cast by shareholders will be deemed the frequency option that has been selected by shareholders. Abstentions will not impact the outcome of the vote for these proposals because they do not count as a vote cast as the stockholder has affirmatively chosen not to vote on those matters. With respect to Proposal 2, 3 and 4, broker non-votes will not impact the outcome of the vote because they are not deemed votes cast on the matter. A broker will have discretionary authority to vote on Proposal 5 relating to the ratification of the selection of our independent registered public accounting firm and hence there will be no broker non-votes on this proposal.

Who counts the votes?

The Carideo Group has been appointed inspector of election by the Company and will tabulate votes at the Annual Meeting.

What happens if I do not give specific voting instructions?

Stockholder of Record. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. However, if you submit a proxy but no instructions are given, the shares represented by the proxy will be voted on your behalf in accordance with the recommendations of our Board as follows:

•	FOR each of the six director nominees named in this proxy statement;

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers;

•	FOR, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers to be made every year;

•	FOR the approval of the third amendment to the 2020 Plan to increase the authorized number of shares available for future issuance under the 2020 Plan by 1,000,000 shares; and

•	FOR the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

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In the event other business properly comes before the Annual Meeting or at any adjournment or postponement of the meeting, the individuals named in the proxy will vote the shares represented by the proxy in their discretion.

Beneficial Owner. If you are a beneficial owner and you do not provide your broker with specific voting instructions, or if you do not obtain a legal proxy that gives you the right to vote the shares electronically via the internet at the Annual Meeting, your broker is not permitted to, and will not, vote your shares on your behalf, and your shares will not be counted with respect to Proposals 1, 2, 3, and 4 which are non-routine proposals. Your broker, trustee or nominee has discretionary authority to vote your uninstructed shares with respect to Proposal 5, which is a routine proposal. Uninstructed shares with respect to which your broker does not have discretionary authority are known as “broker non-votes.”

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote by revoking your proxy at any time before it is voted at the Annual Meeting in any one of following ways:

•	enter a timely new vote by internet or telephone;

•	submit another properly completed, later-dated proxy card;

•	send a written notice that you are revoking your proxy to: VerifyMe, Inc., 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746, Attention: Corporate Secretary, which must be received no later than June 3, 2024; or

•	attend the Annual Meeting webcast and vote during the meeting. Attending the meeting without voting during the meeting will not, by itself, revoke a previously submitted proxy unless you specifically request your prior proxy be revoked.

If you hold your shares in street name, contact your broker or other organization regarding how to revoke your instructions and change your vote. You may change your vote prior to the meeting by submitting a later-dated vote on the internet or by telephone, or by participating in the Annual Meeting webcast and by submitting a later vote during the meeting.

How can I find out the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Annual Meeting, and we will bear the cost of the proxy solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally, by telephone, email or other means of communication. We will not compensate any of these persons for soliciting proxies on our behalf. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. In addition, we have retained Advantage Proxy, Inc., a professional proxy solicitation firm, which will assist us in delivering the proxy materials and soliciting proxies for a fee of approximately $7,500.

When are stockholder proposals and director nominations due for next year’s annual meeting?

At our annual meeting of stockholders each year, our Board submits to stockholders its nominees for election as directors. In addition, the Board may submit other matters to the stockholders for action at the annual meeting.

Our stockholders may submit proposals for inclusion in the proxy materials. These proposals must satisfy the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by December 26, 2024, to our Corporate Secretary, 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746.

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Our Amended and Restated Bylaws (the “Bylaws”), provide that if you, as a stockholder, want to recommend a nominee for director or bring business before a meeting you must timely provide a notice in writing to our Corporate Secretary. To be timely, your notice must be delivered to or mailed and received at our office not less than 90 days nor more than 120 days prior to the first anniversary date of the preceding year’s annual meeting. Stockholder notices must set forth the specific information as more fully described in our Bylaws. Assuming our 2025 annual meeting of stockholders is held on the same date as the Annual Meeting, then written notice of a nomination for our 2025 annual meeting of stockholders must be delivered to or mailed and received by our Corporate Secretary at our principal office, 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746, no later than March 6, 2025.

If you have any questions or need assistance with voting, please contact our proxy solicitor Advantage Proxy, Inc. toll free at 1-877-870-8565 or collect at 206-870-8565 or by email to ksmith@advantageproxy.com.

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PROPOSAL ONE:
ELECTION OF DIRECTORS

The number of directors is established by the Board and is currently set at six. At the Annual Meeting, the six persons listed below will be nominated as directors. The term of office of each person elected as a director will continue until the next annual meeting or until his successor has been elected and qualified, or until the director’s earlier death, resignation or removal.

All of the Board’s nominees for director were elected at the last annual meeting and all were recommended by the Nominating and Corporate Governance Committee of our Board. All nominees have consented to serve if elected. In the event that any nominee should be unable to serve or for good cause will not serve, the proxies will be voted for the election of such other persons as the Nominating and Corporate Governance Committee may recommend, provided that proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

The SEC’s rules require us to briefly discuss the particular experience, qualifications, attributes or skills that led our Board to conclude that each director or nominee for director should serve on our Board. We have provided this discussion in a separate paragraph immediately below the biographical information of each director.

The Board unanimously recommends a vote FOR the election as directors each of the nominees listed below.

Nominees for Election as Directors:

Marshall Geller
Age: 85	Non-Executive Vice Chairman of the Board

Director since: July 2017	Board Committee: Audit (Chair); Nominating and Corporate Governance; Executive; Mergers & Acquisitions
Mr. Geller was a director and a member of the audit committee of GP Strategies Corporation (formerly NYSE:GPX) from 2002 until October 2021. Mr. Geller was a director of Wright Investors’ Service Holdings Inc. (OTCMKT:WISH), formerly National Patent Development Corporation, from January 2015 until October 2018. Mr. Geller was a director and member of the audit committee of G3 VRM Acquisition Corp. (Nasdaq:GGGV) from June 2021 until July 2022. He is currently a Director of Easy Smart Pay, a public-private partnership of the California State Association of Counties Finance Corporation. Mr. Geller formerly served as a director of California Pizza Kitchen, Inc., (formerly Nasdaq:CPKI) from 2008 until 2011, and Hexcel Corporation (NYSE:HXL) from 1994 until 2003. Mr. Geller was a founder of St. Cloud Capital, a Los Angeles based private equity fund, and Senior Investment Advisor from December 2001 until September 2017. He has spent more than 50 years in corporate finance and investment banking, including 21 years as a Senior Managing Partner of Bear, Stearns & Co., with oversight of all operations in Los Angeles, San Francisco, Chicago, Hong Kong and the Far East. Mr. Geller is currently on the board of directors of UCLA Health System and on the Board of Governors of Cedars Sinai Medical Center, Los Angeles. Mr. Geller also serves on the Dean’s Advisory Council for the College of Business & Economics at California State University, Los Angeles.

Experience and Qualifications
Mr. Geller’s financial and business experience, including as a managing partner of a private equity fund, and his many years of experience and expertise as an investor in and adviser to companies in various sectors as well as his experience with serving on the boards of directors of other public and private corporations give him the qualifications, skills and financial expertise to serve on our Board.

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Howard Goldberg
Age: 78	Lead Independent Director

Director since: July 2017	Board Committee: Audit; Compensation; Nominating and Corporate Governance (Chair); Mergers & Acquisition
Mr. Goldberg has served as our Lead Independent director since 2020, having served from time to time in that capacity. From 2003 through 2005, Mr. Goldberg served as a part-time consultant to Laser Lock Technologies, Inc., the predecessor to VerifyMe, and provided consulting service to us again from 2016 through December 2017. Mr. Goldberg has been a private investor in both real estate and start-up companies and has provided consulting services to start-up companies since 1999. From 1994 through 1998, Mr. Goldberg served as President, CEO and board member of Player’s International, a publicly traded company in the gaming business prior to its sale to Harrah’s Entertainment Inc. Mr. Goldberg served on the board of directors and Audit Committee of Imall Inc., a publicly traded company that provided on-line shopping prior to its sale to Excite-at-Home. Mr. Goldberg served as a member of the Board of Trustees of Winthrop Realty Trust, a publicly traded real estate investment trust, from December 2003 to August 2016 when Winthrop’s assets were transferred to a liquidating trust. Mr. Goldberg was a member of Winthrop’s Audit Committee and Nominating and Corporate Governance Committee and was its lead independent trustee. Mr. Goldberg served as a trustee for Winthrop Realty Liquidating Trust until December 2019 when it was finally liquidated. Mr. Goldberg was a director of New York REIT, Inc. from March 2017 until October 2018, when it converted to a limited liability company called New York REIT LLC. Mr. Goldberg was a manager of New York REIT LLC from October 2018 until November 2022. Mr. Goldberg has a law degree from New York University and was previously the managing partner of a New Jersey law firm where he specialized in gaming regulatory law and real estate from 1970 through 1994.

Experience and Qualifications
Mr. Goldberg’s experience as a director of other public companies and his legal expertise gives him the qualifications, skills and financial expertise to serve on our Board.

Scott Greenberg
Age: 67	Chairman of the Board

Director since: November 2019	Board Committee: Executive (Chair); Mergers & Acquisitions
Mr. Greenberg served as our Interim Chief Executive Officer from March 15, 2023 to June 19, 2023 and Executive Chairman from April 7, 2022 to June 19, 2023. Mr. Greenberg served as the Chairman of the board of directors of GP Strategies Corporation (NYSE:GPX) from August 2018 until October 2021 when it was acquired by Learning Technologies Group. He previously served as Chief Executive Officer of GP Strategies from April 2005 until July 2020. He was also the President of GP Strategies from 2001 to 2006, Chief Financial Officer from 1989 until 2005, Executive Vice President from 1998 to 2001, Vice President from 1985 to 1998, and held various other positions with GP Strategies since 1981. Mr. Greenberg was also a Director of Wright Investors’ Service Holdings, Inc. (OTCMKT:WISH), formerly National Patent Development Corporation, from 2004 to 2015.

Experience and Qualifications
Mr. Greenberg’s significant experience and expertise in management, acquisitions and strategic planning, as well as many years of finance and related transactional experience give him the qualifications, skills and financial expertise to serve on our Board.

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Arthur Laffer
Age: 83

Director since: March 2019	Board Committee: Compensation (Chair); Audit; Nominating and Corporate Governance
Dr. Laffer is the founder and chairman of Laffer Associates, an institutional economic research and consulting firm. Dr. Laffer has served as a director of NexPoint Residential Trust Inc. (NYSE:NXRT) since May 2015, NexPoint Real Estate Finance Inc. (NYSE:NREF) since February 2020, Melt Pharmaceuticals, Inc., a private company, since February 2022, and NexPoint Diversified Real Estate Trust (NYSE:NXDT) since July 2022. He was a director of EVO Transportation & Energy Services, Inc. (OTCPINK:EVOA) from August 2018 to December 2019 and the GEE Group Inc. (NYSE American:JOB) from January 2015 to March 2020. Dr. Laffer’s economic acumen and influence in triggering a world-wide tax-cutting movement in the 1980s have earned him the distinction in many publications as “The Father of Supply-Side Economics.” Dr. Laffer was a member of President Reagan’s Economic Policy Advisory Board for both of his two terms (1981-1989). Dr. Laffer also advised Prime Minister Margaret Thatcher on fiscal policy in the UK during the 1980s. In the early 1970s, Dr. Laffer was the first to hold the title of Chief Economist at the Office of Management and Budget under George Shultz. Additionally, Dr. Laffer served as Charles B. Thornton Professor of Business Economics at the University of Southern California and as Associate Professor of Business Economics at the University of Chicago. In June 2019, Dr. Laffer received the Presidential Medal of Freedom.

Experience and Qualifications
Dr. Laffer’s expertise in economics and his experience as a director of multiple companies give him the qualifications, skills and financial expertise to serve on our Board.

David Edmonds
Age: 66

Director Nominee: 2023	Board Committee: Compensation
Mr. Edmonds has served as a member of the board of directors of our wholly owned subsidiary PeriShip Global LLC since June 2022. Prior to this he served as the Senior Vice President, Worldwide Services at FedEx from April 2001 until his retirement in December 2020. Prior to that, Mr. Edmonds was actively involved in the merger between Caliber System (FedEx Ground's former parent company) and FedEx Corporation and was responsible for bringing the two companies together to compete collectively under the new FedEx Corporation umbrella. Mr. Edmonds worked his entire 41-year career in the transportation and logistics field. He is a graduate of Kent State University, is a member of the American Management Association; the Council for Logistics Management; and the Sales and Marketing Executive Council of the Advisory Board.

Experience and Qualifications
Mr. Edmond’s experience with the transportation and logistics field and network of relationships which we believe are valuable assets to the Company and its growth give him the qualifications, skills and financial expertise to serve on our Board.

Adam H Stedham
Age: 55	Chief Executive Officer and President

Director since: April 2022	Board Committee: Executive
Mr. Stedham has served as our Chief Executive Officer since June 2023 and as our President since August 2023. Mr. Stedham was a senior executive of Learning Technologies Group plc and was CEO of GP Strategies from June 2020 until June 2023. He also served as President of GP Strategies from November 2017 to October 2021. Mr. Stedham joined GP Strategies in 1997, after 6 years as a nuclear reactor operator in the US Navy. He has held roles of increasing responsibility during his tenure, including leading operational service lines, directing acquisitions and divestitures, heading business development, and managing the Asia-Pacific region. He was on the board of directors of GP Strategies from June 2020 until June 2023. Mr. Stedham has significant expertise in business strategy, mergers and acquisitions, learning and performance innovation, global operations, and strategic relationship management. He holds a Master of Business Administration from Anderson University, Master’s of Education from University of Pennsylvania, and Master’s in Adult & Community Education from Ball State University.

Experience and Qualifications
Mr. Stedham’s prior experience as the chief executive officer and president of a public company gives him the qualifications, skills to serve on our Board.

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CORPORATE GOVERNANCE

Board Meetings

The Board held 5 meetings during fiscal year 2023. Each director then in office attended at least 75% of the total of board meetings and meetings of board committees on which he served during fiscal year 2023, except for Mr. Edmonds who missed one board meeting, and Messrs. Gardner and Stedham.

Director Independence

The listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) require that a majority of our Board be independent. No director will qualify as independent unless the board affirmatively determines that the director has no relationship with us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon the Nasdaq listing standards and applicable SEC rules and regulations, our board has determined that each of Marshall Geller, Howard Goldberg, Dr. Arthur Laffer, and David Edmonds are independent. Scott Greenberg served as our Executive Chairman from April 7, 2022 to June 19, 2023, and is not an independent director. Adam Stedham was appointed as our Chief Executive Officer effective June 19, 2023, and is not an independent director.

Board Leadership Structure

Although the board has not adopted a formal policy regarding the separation of the roles of the Chairman and the Chief Executive Officer, we believe that our corporate governance is most effective when these positions are not held by the same person. The board recognizes the differences between the two roles and believes that separating them allows each person to focus on his individual responsibilities. Under this leadership structure, our Chief Executive Officer can focus his attention on generating sales, overseeing sales and marketing, and managing the day-to-day company operations, while our Chairman can focus his attention on board responsibilities.

Depending on the circumstances, other leadership models, such as combining the role of Chairman with the role of Chief Executive Officer, might be appropriate. For example, Patrick White served as our Chief Executive Officer and as a director of the Company until March 14, 2023 at which time the board appointed Scott Greenberg to serve as the Interim Chief Executive Officer in addition to his position as Executive Chairman. Accordingly, the positions of Chief Executive Officer and Executive Chairman were combined on an interim basis. Mr. Greenberg served as both our Executive Chairman from April 7, 2022 to June 19, 2023 and Interim CEO from March 2023 to June 19, 2023 when Adam Stedham was appointed as our Chief Executive Officer, at which time Mr. Greenberg continued as our non-executive Chairman. Our Board intends to periodically review our leadership structure.

Non-Executive Vice Chairman and Lead Independent Director

In addition to a non-executive Chairman, we have appointed Marshall Geller to serve as our non-executive Vice Chairman of our board. The Board has also appointed a lead independent director, currently Howard Goldberg, in order to promote independent leadership of the board. Our non-executive vice chairman or lead independent director preside over the executive sessions of the independent directors. Our lead independent director chairs board meetings in the non-executive Vice Chairman’s absence and is available to engage directly with major stockholders where appropriate. The guidance and direction provided by the lead independent director reinforce the board’s independent oversight of management and contribute to communication among members of the Board.

Board Committees

The Board has established an Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Executive Committee, and Mergers & Acquisitions Committee. The table below shows the number of meetings held by our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee during fiscal year 2023 and the names of the directors who are currently serving on each committee.

Committee Name	Number of Meetings Held	Committee Members
Audit	4	Mr. Geller (1) Mr. Laffer Mr. Goldberg
Compensation	2 (2)	Mr. Laffer (1) Mr. Goldberg Mr. Edmonds
Nominating and Corporate Governance Committee	1	Mr. Goldberg (1) Mr. Geller Mr. Laffer

(1)	Chair
(2)	The Compensation Committee acted by unanimous written consent 7 times in fiscal year 2023

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Each committee acts pursuant to a written charter adopted by our Board. The current charters for each board committee are available on our website, www.verifyme.com under the heading, “Investor Hub” and the subheading, “Corporate Governance.” The information contained on our website is not a part of this proxy statement.

Audit Committee

The Audit Committee monitors the integrity of our financial statements, monitors the independent registered public accounting firm’s qualifications and independence, monitors the performance of our internal audit function and the auditors, and monitors our compliance with legal and regulatory requirements. The Audit Committee has the sole authority and responsibility to select, evaluate and engage independent auditors for the Company. The Audit Committee reviews with the auditors and with the Company’s financial management our annual and interim financial statements and all matters relating to the annual audit of the Company. The Audit Committee also prepares the audit committee report that the SEC requires to be included in our annual proxy statement.

The Audit Committee is a separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board has determined that each member of the Audit Committee meets the independence and financial literacy requirements applicable to audit committee members under the Nasdaq listing standards and SEC rules. The Board has further determined that Mr. Geller qualifies as an “Audit Committee Financial Expert” in accordance with the applicable rules and regulations of the SEC.

Compensation Committee

The Compensation Committee reviews, recommends and approves salaries and other compensation of the Company’s executive officers, and administers the Company’s equity incentive plans (including reviewing, recommending and approving stock option and other equity incentive grants to executive officers).

The Compensation Committee meets in executive session to determine the compensation of the Chief Executive Officer of the Company. In determining the amount, form, and terms of such compensation, the committee considers the annual performance evaluation of the Chief Executive Officer conducted by the board in light of our goals and objectives relevant to Chief Executive Officer compensation, competitive market data pertaining to Chief Executive Officer compensation at comparable companies, and such other factors as it deems relevant, and is guided by, and seeks to promote, the best interests of the Company and its stockholders.

In addition, subject to existing agreements, the Compensation Committee determines the salaries, bonuses, and other matters relating to compensation of the executive officers of the Company using similar parameters. It sets performance targets for determining periodic bonuses payable to executive officers. It also reviews and makes recommendations to the board regarding executive and employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs (except to the extent specifically delegated to a board appointed committee with authority to administer a particular plan). In addition, the Compensation Committee approves the compensation of non-employee directors and reports it to the full board.

The Compensation Committee also reviews and makes recommendations with respect to stockholder proposals related to compensation matters. The committee administers the Company’s equity incentive plans, including the review and grant of stock options and other equity incentive grants to executive officers and other employees and consultants.

The Compensation Committee may, in its sole discretion and at the Company’s cost, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The committee is directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the committee.

The Board has determined that each member of the Compensation Committee meets the independence requirements applicable to compensation committee members under the Nasdaq listing standards.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the board, consistent with criteria approved by the board; recommends to the board the director nominees for the next annual meeting of stockholders or special meeting of stockholders at which directors are to be elected; recommends to the board candidates to fill any vacancies on the board; develops, recommends to the board, and reviews the corporate governance guidelines applicable to the Company; and oversees the evaluation of the board and management.

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In recommending director nominees for the next annual meeting of stockholders, the Nominating and Corporate Governance Committee ensures the Company complies with its contractual obligations, if any, governing the nomination of directors. It considers and recruits candidates to fill positions on the board, including as a result of the removal, resignation or retirement of any director, an increase in the size of the board or otherwise. The committee conducts, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the board and such candidate’s compliance with the independence and other qualification requirements established by the committee. The committee also recommends candidates to fill positions on committees of the board.

In selecting and recommending candidates for election to the board or appointment to any committee of the board, the Nominating and Corporate Governance Committee does not believe that it is appropriate to select nominees through mechanical application of specified criteria. Rather, the committee shall consider such factors at it deems appropriate, including, without limitation, the following: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly-held company; experience in the Company’s industry; experience as a board member of another publicly-held company; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other directors of the Company; practical and mature business judgment; and composition of the board (including its size and structure).

The Nominating and Corporate Governance Committee develops and recommends to the board a policy regarding the consideration of director candidates recommended by the Company’s stockholders and procedures for submission by stockholders of director nominee recommendations.

In appropriate circumstances, the Nominating and Corporate Governance Committee, in its discretion, will consider and may recommend the removal of a director, in accordance with the applicable provisions of our Amended and Restated Articles of Incorporation and Bylaws. If we are subject to a binding obligation that requires director removal structure inconsistent with the foregoing, then the removal of a director shall be governed by such instrument.

The Nominating and Corporate Governance Committee oversees the evaluation of the board and management. It also develops and recommends to the board a set of corporate governance guidelines applicable to us, which the committee shall periodically review and revise as appropriate. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention.

The Board has determined that each member of the Nominating and Corporate Governance Committee meets the director independence requirements of the Nasdaq listing standards.

Executive Committee

The Executive Committee acts on behalf of the board between regularly scheduled board meetings, and subject to certain limitations imposed by applicable legal or regulatory requirements, may exercise during such intervals, all of the powers of the board in the management of the business, affairs and property of our Company other than: (i) the filling of vacancies on the board; (ii) approving or adopting, or recommending to the shareholders, any action or matter; (iii) adopting, amending or repealing the our Amended and Restated Bylaws; and (iv) those matters that are specifically delegated to other committees of the board or that are under active review by the board or a board committee, unless the board specifically determines otherwise.

Mergers & Acquisitions Committee

The Mergers & Acquisitions Committee is empowered to review and assess, and assist the board in reviewing and assessing, potential mergers, acquisitions, joint ventures and strategic investments. In addition, the committee is empowered to assist management in identifying and reviewing merger and acquisition opportunities and is charged with assessing the associated risk to the Company and making recommendations with respect to the terms thereof to the board. The committee is also charged with planning of, and evaluating the execution of, integrations of merger and acquisition transactions.

Board Diversity

Our Board believes that diversity can strengthen board performance. While we do not have a formal policy on diversity, the board considers diversity to include the skill set, background, reputation, type and length of business experience, diversity with respect to characteristics, such as gender, race and ethnicity of the board members as well as a particular nominee’s contributions to that mix. The board believes that diversity brings a variety of ideas, judgments and considerations that benefit the Company and its stockholders. Although there are many other factors, the board seeks individuals with experience on operating and growing businesses.

The following matrix discloses the gender and demographic backgrounds of our board as self-identified by its members in accordance with the newly enacted Nasdaq Listing Rule 5606. To see our Board Diversity Matrix as of April 24, 2023, please see the proxy statement filed with the SEC on April 24, 2023.

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Board Diversity Matrix (as of April 25, 2024)
Total Number of Directors: 6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		5		1
Part II: Demographic Background
Black or African American
Asian
White		5
Did not Disclose Demographic Background		1

Director Attendance at Annual Meetings

Although the Company does not have a policy regarding director attendance of our annual meeting of stockholders, board members are encouraged to attend. Adam Stedham and Scott Greenberg attended the 2023 annual meeting of stockholders.

Role of the Board in Risk Oversight

The Company’s risk management function is overseen by the board. This oversight is conducted in part through the board’s committees. Our Audit Committee focuses on risks associated with financial matters, particularly financial reporting and disclosures, accounting, internal control over financial reporting, financial policies, and compliance with legal and regulatory matters related to accounting and financial reporting. Our Nominating and Corporate Governance Committee focuses on the oversight of risks associated with our corporate governance, including board membership and structure. Our Compensation Committee focuses on the oversight of risks arising from our compensation policies and programs.

While our board committees have certain oversight responsibilities, the full board retains responsibility for monitoring and assessing strategic risk exposure related to cybersecurity risks and general oversight of risk. Our Chairman works closely together with other members of the board when material risks are identified on how to best address such risks. If the identified risk poses an actual or potential conflict with management, our independent directors may conduct the assessment. In addition, our management keeps the board apprised of material risks and provides its directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks.

Code of Business Conduct and Ethics

The board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations and the prompt reporting of illegal or unethical behavior, and accountability for adherence to the Code of Ethics. The Code of Ethics is available on our website at https://www.vrmeinvestor.com/investors/. The information contained on our website is not a part of this proxy statement.

Anti-Hedging Policy

We have a no hedging policy that prohibits directors, officers and employees from engaging in transactions that hedge or offset any decrease in the market value of equity securities granted as compensation.

Stockholder Communications

Stockholders may send correspondence by mail to the full Board or to individual directors. Stockholders should address correspondence to the Board or individual board members in care of: VerifyMe, Inc., 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746, Attention: Corporate Secretary.

All stockholder correspondence will be compiled by our Corporate Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy, or similar substantive matters will be forwarded to the Board, the individual director, one of the aforementioned committees of the board, or a committee member for review. Correspondence relating to ordinary business affairs or those matters more appropriately addressed by our officers or their designees will be forwarded to such persons accordingly.

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MANAGEMENT AND EXECUTIVE OFFICERS

We are currently served by six executive officers, Messrs. Stedman, Ryan, Kole, Volk, and Wang and Ms. Meyers.

Adam Stedham, age 55, is our Chief Executive Officer and President. Additional information about Mr. Stedham can be found under “Proposal One: Election of Directors.”

Nancy Meyers, age 54, has served as the Company’s Chief Financial Officer and Executive Vice President since August 2023 and was the Company’s Senior Vice President of Finance and Investor Relations from February 2022 until July 2023. Prior to joining the Company in September 2021, Ms. Meyers had several accounting and financial reporting roles at GP Strategies Corporation, ultimately serving as Manager of Financial Reporting from October 2017 until May 2021. Ms. Meyers is a Chartered Professional Accountant (CPA) and brings over 25 years of experience in finance, accounting, and operations.

Paul Ryan, age 53, has served as Executive Vice President of the Company’s Authentication Segment since August 2023. Mr. Ryan co-founded the Trust Codes platform, which was acquired by the Company in March 2023, and developed it into the powerful product cloud that today provides brand protection, consumer engagement, GS1 digital link and traceability. His 30 years of experience also reaches across other global software and technology businesses; namely medical records processing, payments, and traceability sectors.

Curt Kole, age 70, has served as the Company’s Executive Vice President of Precision Logistics since August 2023 and has been the Executive Vice President, Global Sales and Strategy of the Company’s wholly owned subsidiary PeriShip Global, LLC since April 2022. Prior to this Mr. Kole served as Vice President of Sales and Business Development of PeriShip, LLC from May 2017 until April 2022. Mr. Kole has over 30 years of sales, marketing, and leadership experience in the transportation and logistics industry. Having spent over 17 of these years at FedEx® Custom Critical, Mr. Kole was intimately involved in the development of their highly-specialized Cold Chain suite of services and was directly involved in their entry into the Pharmaceutical market. Following his experience at FedEx®, Mr. Kole spent a combined 10 years in the truckload and global cryogenics spaces, has been an established panelist on Cold Chain logistics at numerous industry conferences, and is a current member of both the Parenteral Drug Association and Health and Personal Care Logistics Council.

Fred G. Volk, III, age 56, has been the Vice President, Operations of the Company’s wholly owned subsidiary PeriShip Global, LLC since April 2022. Prior to this Mr. Volk served as Vice President of Operations of PeriShip, LLC from September 2001 until April 2022. Mr. Volk has over 22 years of supply chain expertise, which includes many years at FedEx®. Throughout his tenure there, he worked in multiple leadership positions across the Transportation, Logistics, and Customer Service spaces, allowing him to become intimately familiar with the principles required for operational effectiveness. With later experiences in leadership positions at various local law enforcement agencies, Mr. Volk’s acumen spans from supply chain management to compliance, and beyond.

Jack Wang, age 64, has served as the Company’s Chief Information Officer and Senior Vice President of Technology since August 2023 and has been the Chief Information Officer of the Company’s wholly owned subsidiary PeriShip Global, LLC since April 2022. Prior to this Mr. Wang served as Chief Information Officer of PeriShip, LLC from December 2011 to 2016 and from 2018 until April 2022. From 2016 to 2018 Mr. Wang served as Chief Information Officer for IMEX Global Solutions, an international logistics company that distributes parcels, publication and business mail worldwide. Prior to joining PeriShip, Mr. Wang served as the head of IT operations and development at the Package Portfolio division of United Parcel Service. At UPS, Mr. Wang managed IT services for worldwide package operations. Before UPS, Mr. Wang was the managing director of Continental Airlines, where he was responsible for strategic system architecture and development as well as providing IT services for many of the airline's customer facing systems. Many of the core systems that Mr. Wang instituted at Continental Airlines were eventually selected as the baseline systems for the new United Airlines. Mr. Wang holds a Master's degree in Computer Science from State University of New York at New Paltz.

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EXECUTIVE COMPENSATION

This proxy statement contains information about the compensation earned and paid to our named executive officers during fiscal year 2023 and fiscal year ended December 31, 2022 (“fiscal year 2022”), or only fiscal year 2023 if the individual was not a named executive officer for fiscal year 2022. For fiscal year 2023, in accordance with the executive compensation disclosure rules and regulations of the SEC, we determined that the following officers were our named executive officers:

•	Adam Stedham, Chief Executive Officer and President;

•	Scott Greenberg, who served as our Interim Chief Executive Officer from March 15, 2023 to June 19, 2023;

•	Patrick White, who served as our Chief Executive Officer until March 14, 2023;

•	Nancy Meyers, Chief Financial Officer;

•	Curt Kole, Executive Vice President, Precision Logistics.

Summary Compensation Table

Name and Principal Position	Year		Salary ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total Compensation ($)
Adam Stedham (3)	2023		162,000	983,319	-	1,145,819
CEO and President

Scott Greenberg (4)	2023		-	213,069	-	213,069
Former Interim CEO

Patrick White (5)	2023		58,333	172,280	165,563	396,177
Former CEO	2022		280,000	180,381	25,960	486,341

Nancy Meyers	2023		180,000	154,900	9,000	343,900
CFO	2022		180,000	82,828	28,600	291,428

Curt Kole	2023		230,000	129,200	-	359,200
EVP Precision Logistics	2022	(6)	159,231	286,135	-	445,366

(1)	The amounts shown in this column reflect time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”) granted to our named executive officers which are subject to certain vesting terms. The amounts in this column do not reflect the actual value realized by the recipient. Amounts in this column represent the grant date fair value of the awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation,” or ASC 718. The assumptions used in calculating the grant date fair value of the awards are set forth in Note 1 of the financial statements to our Form 10-K for the year ended December 31, 2023. The value of the PSUs are based on the target level of the performance as of the date of grant. For fiscal year 2023, if the highest level of performance is achieved, the value of the PSUs for Messrs. Stedham, Greenberg, White, and Kole would be $759,000, $98,297, $192,660, and $154,800, respectively, and $154,800 for Ms. Meyers.

(2)	The amounts shown in this column reflect amounts paid by us to or on behalf of each named executive officer for medical insurance reimbursement and company matching contributions to 401(k), and for Mr. White, severance payments consisting of the equivalent of six and a half months of his base salary and six months of health care benefit supplement payments.

(3)	Adam Stedham served as a non-employee director in fiscal year 2023 until June 19, 2023 when he was appointed Chief Executive Officer. Mr. Stedham’s stock awards for fiscal year 2023 include a grant of 34,014 shares of restricted stock for his service as a non-employee director during fiscal year 2023.

(4)	Scott Greenberg served as our Interim Chief Executive Officer between March 14, 2023 and June 19, 2023. Mr. Greenberg’s stock awards for fiscal year 2023 include a grant of 56,819 PSUs for his service as Interim CEO during fiscal year 2023.

(5)	Patrick White served as our Chief Executive Officer and as a director of the Company until March 14, 2023.

(6)	Compensation paid to Curt Kole in 2022 only consists of compensation paid after our acquisition of PeriShip, LLC in April 2022.

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Employment and Consulting Agreements with Named Executive Officers

Adam Stedham - Chief Executive Officer and President

The Company entered into an employment agreement, dated as of June 19, 2023, with Adam Stedham, the Chief Executive Officer of the Company, with an annual salary of $300,000. In connection with the employment agreement, the board granted Mr. Stedham an annual bonus potential of up to 50% of base salary to be earned based on adjusted EBITDA performance goals to be set annually by the Compensation Committee. Mr. Stedham was also awarded 34,014 shares of restricted stock pursuant to the Company’s stockholder approved equity incentive plan for a half year of service as a non-employee director of the Company. The restricted stock award vested in full on date of grant. Mr. Stedham was awarded 204,082 RSUs pursuant to the Company’s stockholder approved equity incentive plan that vest in three equal annual increments over a three-year vesting term and 550,000 PSUs issued pursuant to the Company’s stockholder approved equity incentive plan based on performance criteria satisfied within 4 years of grant. In the event of Mr. Stedham’s employment is terminated for death or disability, the Company shall pay any accrued but unpaid base salary through the date of termination, accrued but unpaid expenses required to be reimbursed under this agreement and any annual bonus for which the executive completed the appliable calendar performance year but has not yet earned. If Mr. Stedham is terminated by the Company for cause or by the executive without good reason, the executive shall have no right to compensation. If Mr. Stedham is terminated by the Company without cause or by executive for good reason, the executive will be entitled to severance until the conclusion of the Initial term of two years. It will also include the accelerated vesting of RSUs and retention of PSUs for remainder of performance period.

Nancy Meyers – Chief Financial Officer

On February 16, 2022, the Company entered into an Employment Agreement with Ms. Meyers. Under the employment agreement, Ms. Meyers is entitled to an annual base salary of $180,000. Additionally, pursuant to the employment agreement, on February 16, 2022, Ms. Meyers was awarded PSUs with a grant date value equal to 50% of her annual base salary, each such unit representing the contingent right to receive one share of the Company’s common stock, par value $0.001 per share, subject to the terms of the 2020 Plan. These PSUs, except as otherwise provided in the award agreement, will vest, subject to continuous employment and other conditions, as follows: 50% if the Company’s common stock price exceeds $5.00 per share for a period of 20 consecutive days, and the remaining 50% if the Company’s common stock price exceeds $7.00 per share for a period of 20 consecutive days, in each case prior to the two-year anniversary of the grant date. The employment agreement may be terminated by us for cause, or by Ms. Meyers without good reason. If terminated by us without cause or by Ms. Meyers with good reason Ms. Meyers will be entitled to accrued but unpaid base salary and expenses, a payment equal to 6 months of her base salary and six months of benefits.

Curt Kole – Executive Vice President, Precision Logistics

On April 22, 2022, the Company’s wholly owned Subsidiary PeriShip Global, LLC entered into an Employment Agreement with Mr. Kole with an initial term of two years, which automatically renews for additional one-year terms until either party gives 60-day notice of non-renewal or otherwise terminated the agreement according to its terms. Under the employment agreement, Mr. Kole is entitled to an annual base salary of $230,000. Additionally, pursuant to the employment agreement, on April 22, 2022, Mr. Kole was awarded PSUs with a grant date value equal to his annual base salary, each such unit representing the contingent right to receive one share of the Company’s common stock, par value $0.001 per share, subject to the terms of the 2020 Plan. These PSUs, except as otherwise provided in the award agreement, will vest, subject to continuous employment and other conditions, as follows: 50% if the Company’s common stock price exceeds $5.00 per share for a period of 20 consecutive days, and the remaining 50% if the Company’s common stock price exceeds $7.00 per share for a period of 20 consecutive days, in each case prior to the two-year anniversary of the grant date. Pursuant to the employment agreement Mr. Kole will receive a commission of 1.5% on eligible annual sales in excess of $30,000,000, increasing to 2.0% on eligible annual sales in excess of $32,000,000. The employment agreement may be terminated by us for cause, by Mr. Kole without good reason, or by delivering a non-renewal notice. If terminated by us without cause or by Mr. Kole with good reason Mr. Kole will be entitled to accrued but unpaid base salary and expenses, a payment equal to 12 months of his then base salary if the Employment Agreement is terminated during the initial two year term or a payment equal to 6 months of his then base salary if the Employment Agreement is terminated after the initial two year term, and six months of benefits. If terminated upon a non-renewal notice, Mr. Kole will be entitled to any accrued and unpaid salary and expenses prior to the effective date of his termination.

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Patrick White - Chief Executive Officer

The Company entered into an Employment Agreement, dated as of August 15, 2017, with Patrick White, the Chief Executive Officer of the Company, with an annual salary of $200,000. Mr. White agreed to defer $50,000 each year until August 15, 2019 in order to improve the Company’s liquidity. On August 13, 2019, Mr. White entered into an Amendment to his Employment Agreement, extending it for one year at the same base annual salary of $200,000 and deferring the $100,000 he was owed and $50,000 of his current salary until August 15, 2020. In connection with the Amendment, the board granted Mr. White immediately vesting incentive stock options under the Company’s 2017 Equity Incentive Plan (the “2017 Plan”) for 10,000 shares of common stock that expires five-years from the date of grant with an exercise price of $7.00 per share. On April 16, 2020, we awarded Mr. White a restricted stock award of 37,500 shares of our common stock in lieu of the $150,000 in deferred salary. The restricted stock award vests in full one-year from the date of grant, subject to Mr. White’s continued services as an officer and employee on the vesting date. In the event of Mr. White’s termination without cause, Mr. White was entitled to receive any unpaid salary and expenses, a payment equal to 12 months of his salary, and a continuation of benefits for six months. In connection with his 2017 Employment Agreement and a Consulting Agreement, dated as of June 2, 2017, he received grants of options for 100,000 shares of common stock that expire five years from the date of grant with an exercise price of $3.50 per share, and on April 17, 2018, he received options for 40,000 shares of common stock which expire five years from the date of grant and have an exercise price of $3.50 per share. These awards were amended in April 2020 to extend the term such that the options expire eight years from the date of grant. All of Mr. White’s stock options are vested. Under his Employment Agreement, in the event Mr. White was terminated or his title as Chief Executive Officer changed within 12 months following a change in control, Mr. White would have been entitled to receive any unpaid salary and expenses, a payment equal to 18 months of his salary at the rate in effect on the date of such termination, and a continuation of benefits for a period of 18 months. On May 19, 2020, we agreed to extend Mr. White’s Employment Agreement until August 15, 2021 and to include automatic renewal provisions for one-year terms. On August 15, 2020, the deferral of Mr. White’s salary ended and his salary was restored to its full amount of $200,000. On October 12, 2020, we and Mr. White entered into a further amendment to Mr. White’s employment agreement to increase Mr. White’s annual base salary to $280,000, effective immediately. In addition, the term of Mr. White’s Employment Agreement would have been extended for a period of not less than 18 months from and after a Change of Control (as the term is defined in the Employment Agreement), and Mr. White’s surviving spouse or estate would have been entitled to certain payments upon his death following a Change of Control. On February 16, 2022, upon the expiration of his prior Employment Agreement, the Company entered into a new employment with Mr. White, effective as of February 15, 2022 entitling him to a bonus of 1% of all organic sales over $1,500,000. Mr. White was also issued PSUs equal to 70% of his base salary, totaling 61,250 under the Company’s 2020 Plan.

On March 14, 2023, the Company and Patrick White agreed that Mr. White would resign as Chief Executive Officer of the Company. Effective as of March 15, 2023, the Company and Mr. White entered into a Separation Agreement and Release of all Claims (the “Separation Agreement”) whereby Mr. White voluntarily elected to resign as Chief Executive Officer and as a director of the Company, and from any position held with the Company’s subsidiaries, including PeriShip Global, LLC, effective March 14, 2023 (the “Separation Date”). Pursuant to the Separation Agreement, the Company Agreed to pay Mr. White his salary through the Separation Date and severance payments totaling $158,866.67, or the equivalent of six and a half months of Mr. White base salary and six months of health care benefit supplement payments, to be paid through September 30, 2023. In addition, the Company awarded Mr. White 111,364 PSUs, with a grant date value equal to 70% of his annual base salary, each such unit representing the contingent right to receive one share of the Company’s common stock, par value $0.001 per share, subject to the terms of the Company’s 2020 Plan. These PSUs, except as otherwise provided in the award agreement, vest within three years in equal tranches provided the Company’s stock price exceeds $2.75 and $3.75 per share for twenty consecutive trading days. In connection with the grant of the PSUs Mr. White forfeited his outstanding award of 61,250 PSUs granted in connection with his employment agreement effective February 15, 2022.

Pursuant to the Separation Agreement, Mr. White’s employment agreement effective as of February 25, 2022, was terminated on March 14, 2023, with certain covenants in the employment agreement relating to the ownership of intellectual property, confidential information, non-solicitation and non-competition surviving its termination. The Separation Agreement also includes customary representations, warranties for agreements of its type.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards for our Named Executive Officers as of December 31, 2023.

	Option Awards			Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Adam Stedham				204,082	(4)	228,572
							550,000	(8)	616,000
Scott Greenberg (2)	10,000	3.505	1/7/2025
				86,806	(5)	97,223
							56,819	(9)	63,638
							30,000	(10)	33,600
Patrick White (3)	10,000	7.00	8/14/2024
	140,000	3.50	8/15/2025
							111,364	(9)	124,728
Nancy Meyers				20,000	(6)	22,400
							120,000	(11)	134,400
							28,125	(12)	31,500
Curt Kole				40,000	(7)	44,800
							120,000	(11)	134,400
							72,100	(13)	80,752

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(1)	The amounts in these columns are calculated by multiplying the number of shares by the closing market price of our Common Stock on December 29, 2023, of $1.12 per share.

(2)	Scott Greenberg served as our Interim Chief Executive Officer between March 14, 2023 and June 19, 2023.

(3)	Patrick White served as our Chief Executive Officer and as a director of the Company until March 14, 2023.

(4)	These RSUs, which convert into common stock on a one-for-one basis, will vest in three equal annual installments beginning on June 19, 2024, subject to the grantees’ continued service through each vesting date except as otherwise provided in the applicable award agreement.

(5)	These shares of restricted stock will vest on June 7, 2024, subject to the grantees’ continued service through the vesting date except as otherwise provided in the applicable award agreement.

(6)	These RSUs, which convert into common stock on a one-for-one basis, will vest on December 31, 2024, subject to the grantees’ continued service through the vesting date except as otherwise provided in the applicable award agreement.

(7)	These RSUs, which convert into common stock on a one-for-one basis, will vest in two equal annual installments on November 2, 2024 and November 2, 2025, subject to the grantees’ continued service through each vesting date except as otherwise provided in the applicable award agreement.

(8)	These PSUs vest in three tranches, except as otherwise provided in the award notice. Tranche 1 will vest 150,000 shares on or after June 19, 2024 if our common stock trades at or above $2.21 per share for 20 consecutive days prior to June 19, 2027. Tranche 2 will vest 200,000 shares on or after June 19, 2025 if our common stock trades at or above $2.94 per share for 20 consecutive trading days prior to June 19, 2027. Tranche 3 will vest 200,000 shares on June 19, 2027 if our common stock trades at or above $3.68 per share for 20 consecutive trading days prior to June 19, 2027.

(9)	These PSUs vest in two equal tranches, except as otherwise provided in the award notice. Tranche 1 will vest on the earlier of March 15, 2025, or March 15, 2026 if our common stock during such period is at or above $2.75 for 20 consecutive trading days. Tranche 2 will vest on the earlier of March 15, 2025 or March 15, 2026 if our common stock during such period is at or above $3.75 for 20 consecutive trading days.

(10) These PSUs vest in two equal tranches, except as otherwise provided in the award notice. Tranche 1 will vest on the earlier of April 7, 2024, or April 7, 2025 if our common stock during such period is at or above $5.00 for 20 consecutive trading days. Tranche 2 will vest on the earlier of April 7, 2024, or April 7, 2025 if our common stock during such period is at or above $7.00 for 20 consecutive trading days.

(11)	These PSUs vest in three tranches, except as otherwise provided in the award notice. Tranche 1 will vest 35,000 shares on or after June 18, 2024 if our common stock trades at or above $2.21 per share for 20 consecutive trading days prior to June 18, 2027. Tranche 2 will vest 40,000 shares on or after June 18, 2025 if our common stock trades at or above $2.94 per share for 20 consecutive trading days prior to June 18, 2027. Tranche 3 will vest 45,000 shares on June 18, 2027 if our common stock trades at or above $3.68 per share for 20 consecutive trading days prior to June 18, 2027.

(12) These PSUs vest in two equal tranches, except as otherwise provided in the award notice. Tranche 1 will vest on the earlier of February 16, 2024, or February 16, 2025 if our common stock during such period is at or above $5.00 for 20 consecutive trading days. Tranche 2 will vest on the earlier of February 16, 2024, or February 16, 2025 if our common stock during such period is at or above $7.00 for 20 consecutive trading days.

(13) These PSUs vest in two equal tranches, except as otherwise provided in the award notice. Tranche 1 will vest on the earlier of April 22, 2024, or April 22, 2025 if our common stock during such period is at or above $5.00 for 20 consecutive trading days. Tranche 2 will vest on the earlier of April 22, 2024, or April 22, 2025, is our common stock during such period was at or above $7.00 for 20 consecutive trading days.

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DIRECTOR COMPENSATION

Our directors are eligible to receive options, restricted stock and other equity linked grants under our equity incentive plans. The Compensation Committee of the Board has approved a director compensation policy (“Director Compensation Policy”) to govern the annual compensation payable to directors for their service on our Board. The Compensation Committee has reserved the right to make any necessary, appropriate or desirable changes to the terms of the Policy.

Pursuant to our Director Compensation Policy, as amended, starting in fiscal year ended December 31, 2024, and until such time that our Compensation Committee or Board determines a change in director compensation is necessary, appropriate or desirable, each non-employee director shall receive an annual award of 35,000 RSUs or 35,000 shares of restricted stock under the 2020 Plan (or a successor stockholder-approved plan thereto) on the first business day following the date a quorum of stockholders meets and votes on proposals in an annual meeting of stockholders.

Pursuant to our Director Compensation Policy in place during fiscal year 2023, on the first business day following the date a quorum of stockholders meets and votes on proposals in an annual meeting of stockholders, each non-employee director that did not have a separate compensation arrangement with the Company was to receive an award of either RSUs or restricted stock under the 2020 Plan with a grant date fair value equal to $100,000 and if such non-employee director served as a Board committee chair or as the Lead Independent Director, he or she was also to receive an additional award of RSUs or restricted stock award under the 2020 Plan with a grant date fair equal to $25,000, regardless of the number of Board committees the non-employee director chaired. The number of shares of the Company’s common stock subject to each award of RSUs or restricted stock was to be determined by dividing the grant date fair value by the closing price of the Company’s common stock on the most recent day immediately preceding the date of grant on which the shares of stock were tradeable.

Under our Director Compensation Policy in place during fiscal year 2023 and as of the date hereof, a non-employee director may specify before the date that is 15 days preceding the annual meeting of stockholders of the year prior to the year of grant whether he or she would prefer to receive his or her awards to be granted in the following year to be in the form of RSUs or restricted stock; provided, however, such choice will not be binding on the Compensation Committee. The RSUs or restricted stock granted pursuant to the Director Compensation Policy will vest in full on the earlier of the one-year anniversary of the date of grant subject to the non-employee director’s continued service to the Board through such date, or the death or disability of the non-employee director, and will be payable upon the earlier of the director’s separation from service as a director or, upon an earlier payment date elected by the director, provided that the election is made no later than the date that is 15 days preceding the annual meeting of stockholders of the year prior to the year of grant.

The following table sets forth information about the compensation earned by or paid to our directors during our fiscal year ended December 31, 2023. Please refer to the “Summary Compensation Table” above for compensation earned by Messrs. Stedham and Greenberg as members of the Board during fiscal year 2023.

Name	Stock Awards ($)(1) (2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total Compensation ($)
David Edmonds	100,000	-	-	100,000
Marshall Geller	125,000	-	-	125,000
Howard Goldberg	125,000	-	-	125,000
Dr. Arthur Laffer	125,000	-	-	125,000

(1)	Amounts in this column represent the grant date fair value of the awards, calculated in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the awards are set forth in Note 1 of the financial statements to our Form 10-K for the year ended December 31, 2023.

(2)	The table below sets forth the number of unvested stock awards and the aggregate number of options outstanding held by each of our directors, except for Messrs. Stedham and Greenberg, as of December 31, 2023. Please refer to the “Outstanding Equity Awards at Fiscal Year End” table above for the number of unvested stock awards and options outstanding held by Messrs. Stedham and Greenberg as of December 31, 2023.

Name	Aggregate Number of Unexercised Option Awards Outstanding at December 31, 2023	Aggregate Number of Unvested Stock Awards Outstanding at December 31, 2023
David Edmonds	-	69,445
Marshall Geller	23,000	116,806
Howard Goldberg	25,000	86,806
Arthur Laffer	23,000	86,806

(3)	Does not include payments or benefits provided under the Company’s 2021 Stock Purchase Plan which are generally available to all salaried employees.

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PAY VERSUS PERFORMANCE

The following table sets forth the compensation information of our principal executive officer (the “PEO”), our former PEOs, and the average compensation information of our other named executive officers (“non-PEO NEOs”), both as reported in the Summary Compensation Table in this proxy statement and our proxy statement filed with the SEC on April 24, 2023, with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under the SEC’s pay versus performance disclosure rules, for each of fiscal year 2023, fiscal year 2022, and fiscal year 2021.

Year	Summary compensation table total for PEO Stedham(1)	Compensation actually paid to PEO Stedham(4)	Summary compensation table total for PEO Greenberg(2)	Compensation actually paid to PEO Greenberg(4)	Summary compensation table total for PEO White(3)	Compensation actually paid to PEO White(4)	Average summary compensation table total for non-PEO named executive officers(5)	Average compensat ion actually paid to non-PEO named executive officers(6)	Value of initial fixed $100 investment based on Total shareholder return(7)	Net income (loss) (in thousands)(8)
2023	$1,145,819	$538,126	$213,069	$113,941	$396,177	$232,100	$351,550	$309,172	$31.11	$(3,990)
2022	N/A	N/A	N/A	N/A	$486,341	$321,061	$428,400	$260,877	$32.22	$(14,398)
2021	N/A	N/A	N/A	N/A	$297,344	$338,819	$259,590	$266,785	$88.19	$3,612

1.	Reflects compensation for Adam Stedham, our Chief Executive Officer for fiscal year 2023 as reported in the Summary Compensation Table in this proxy statement. Mr. Stedham was appointed as our Chief Executive Officer on June 19, 2023. Mr. Stedham’s compensation for 2023 includes compensation for the time he served as a non-employee director during fiscal year 2023.

2.	Reflects compensation for Scott Greenberg, who was our Interim Chief Executive Officer during fiscal year 2023 as reported in the Summary Compensation Table in this proxy statement. Mr. Greenberg served as our Interim Chief Executive Officer between March 14, 2023 and June 19, 2023. Mr. Greenberg’s compensation for fiscal year 2023 includes an award of restricted stock with a grant date value equal to $125,000 for his service as a director in fiscal year 2023.

3.	Reflects compensation for Patrick White, our prior Chief Executive Officer, for fiscal years ended December 31, 2023 and 2022 as reported in the Summary Compensation Table in this proxy statement and for the fiscal year ended December 31, 2021 as reported in the Summary Compensation Table in our proxy statement filed with the SEC on April 24, 2023. Mr. White served as our Chief Executive Officer and as a director of the Company until March 14, 2023.

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4.	The dollar amounts reported in this column represent the amount of “compensation actually paid,” or CAP, to the PEOs in fiscal year 2023, 2022, and 2021, as computed in accordance with the SEC’s pay versus performance disclosure rules. The dollar amounts do not necessarily reflect the actual amount of compensation earned by or paid to the PEOs during the applicable fiscal year. The following table provides additional information as to the amounts deducted from and added to the Summary Compensation Table Total for the PEOs pursuant to the SEC’s rules to determine CAP to the PEOs:

	PEO Stedham	PEO Greenberg	PEO White
	2023	2023	2023	2022	2021
Summary Compensation Table Total for PEOs	$1,145,819	$213,069	$396,177	$486,341	$297,344
Adjustments for stock awards and option awards
(Deduct): Aggregate value for stock awards and option awards included in SCT Total for the covered fiscal year	(983,319)	(213,069)	(172,280)	(180,381)	-
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	328,115	120,527	23,304	15,101	-
Add (Deduct): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	-	(6,193)	-	-	-
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	46,939	-	-	-	-
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	572	(393)	-	-	41,475
(Deduct): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	-	-	(15,101)	-	-
Add: Change in incremental fair value of awards modified during the covered fiscal year				-	-
Add: Dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the SCT Total for the covered fiscal year				-	-
Compensation “Actually Paid” to PEOs	$538,126	$113,941	$232,100	$321,061	$338,819

5.	Reflects the average compensation for the non-PEO NEOs in each respective year based on compensation amounts reported in the Summary Compensation Table for the applicable year in this proxy statement and in our proxy statement filed with the SEC on April 24, 2023. The non-PEO NEOs for fiscal year 2023 are Nancy Meyers, our Chief Financial Officer, and Curt Kole, EVP of Precision Logistics. The non-PEO NEOs for fiscal year 2022 are Keith Goldstein, our prior President and Chief Operating Officer and Mr. Kole. The non-PEO NEOs for fiscal year ended December 31, 2021 are Mr. Goldstein and Margaret Gezerlis, our prior EVP and Chief Financial Officer.

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6.	The dollar amounts reported in this column represent the average amount of CAP to the non-PEO NEOs in fiscal year 2023, fiscal year 2022, and fiscal year 2021, as computed in accordance with the SEC’s pay versus performance disclosure rules. The dollar amounts do not necessarily reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs during the applicable fiscal year. The following table provides additional information as to the amounts deducted from and added to the Average Summary Compensation Table Total for non-PEO NEOs pursuant to the SEC’s rules to determine Average CAP to non-PEO NEOs:
	Other non-PEO NEOs (Average)
	2023	2022	2021
Summary compensation table total for non-PEO NEOs	$351,550	$428,400	$259,590
Adjustments for stock awards and option awards
(Deduct): Aggregate value for stock awards and option awards included in SCT Total for the covered fiscal year	(142,050)	(218,764)	(69,983)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	111,201	51,260	7,938
Add (Deduct): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	(10,929)	-	-
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	-	-	17,925
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	(1,200)	(19)	13,632
(Deduct): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	-	-	37,683
Add: Change in incremental fair value of awards modified during the covered fiscal year	-	-	-
Add: Dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the SCT Total for the covered fiscal year	-	-	-
Compensation “Actually Paid” to non-PEO NEOs	$308,572	$260,877	$266,785

7.	Total Shareholder Return reflects the cumulative return of a $100 investment from the beginning of fiscal year 2021 through the end of each of the fiscal years in the table, calculated in accordance with Item 201(e) of Regulation S-K.

8.	Reflects Net Income (Loss) as reported in the Company’s Statement of Cash Flow and Consolidated Statements of Comprehensive Income/(Loss) included in the Company’s annual reports on Form 10-K for the respective fiscal years.

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Relationship Between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Other NEOs and the Company's TSR and Net Income (Loss).

The Company is providing the following graphs of the relationships between information presented in the Pay Versus Performance table, including CAP to our PEO and non-PEO NEOs, as required by Item 402(v). Due to the nature of the Company’s operations, the Company does not believe there is a correlation between the CAP to our PEO or the average CAP to our Other NEOs to the Company’s net income (loss). Beginning in fiscal year 2022, the Company has awarded its PEO and Other NEOs, performance restricted stock which convert into common stock on a one-for-one basis, vesting over a period of one to four years, in two or three tranches, depending on certain criteria being met in relation to the Company’s listed stock price, aligning performance with total shareholder return.

24

Our net loss for the year ended December 31, 2023, was $3,390 thousand, compared to net loss of $14,398 thousand for the year ended December 31, 2022. The decrease was primarily due to the impairment of G3 VRM Acquisition Corp, a special purpose acquisition company (“SPAC”) that we had co-sponsored of $10,932 thousand during 2022.

The information provided above under the "Pay Versus Performance" heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

25

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the number of shares of our common stock beneficially owned as of April 17, 2024, by: (i) those persons known by us to be owners of more than 5% of its common stock; (ii) each director; (iii) our named executive officers (as disclosed in the Summary Compensation Table); and (iv) our executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: VerifyMe, Inc., 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746. We also have 0.85 share of Series B Convertible Preferred Stock outstanding held by the Estate of Claudio Ballard.

Beneficial Owner	Amount of Beneficial Ownership of Common Stock (1)	Percent of Common Stock Beneficially Owned (1)
Named Executive Officers:
Adam H Stedham (2)	322,083(3)	3.1%
Scott Greenberg (2)	290,005(4)	2.8%
Patrick White	150,009(5)	1.5%
Nancy Meyers	5,930(6)	*
Curt Kole	45,753(7)	*
Directors and Director Nominees:
David Edmonds	84,662(8)	*
Marshall Geller	735,563(9)	7.0%
Howard Goldberg	328,662(10)	3.2%
Arthur Laffer	461,818(11)	4.4%
All directors and executive officers as a group (11 persons)	2,696,165	24.1%
Greater than 5% Stockholders
Geller Living Trust, dated July 26, 2002	683,563(12)	6.5%

* indicates less than 1%

(1)	Based on 10,176,603 shares of common stock issued and outstanding as of April 17, 2024. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options or warrants. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. This table does not include any unvested RSUs or PSUs, stock options or warrants except for those vesting within 60 days. As for the 5% stockholders, we are relying upon reports filed by each 5% stockholder with the SEC.

(2)	Messrs. Stedham and Greenberg are also directors of the Company and director nominees.

(3)	Includes (i) 28,592 vested RSUs that become payable in shares of common stock upon Mr. Stedham’s separation from service as a director of the Company and (ii) 152,174 shares of common stock underlying a presently exercisable convertible promissory note in the principal amount of $175,000 with conversation price of $1.15 per share.

(4)	Includes (i) 68,310 vested RSUs that become payable in shares of common stock upon Mr. Greenberg’s separation from service as a director of the Company, (ii) 86,806 unvested shares of restricted stock that vest in full on June 7, 2024, (iii) 10,000 shares of common stock underlying stock options exercisable at $3.505 per share, (iv) 6,403 and 15,552 shares of common stock underlying warrants exercisable at $4.60 per share and $3.215 per share, respectively and (v) 43,478 shares of common stock underlying a presently exercisable convertible promissory note in the principal amount of $50,000 with conversation price of $1.15 per share.

(5)	Includes 140,000 and 10,000 shares of common stock underlying stock options exercisable at $3.50 per share and $7.00 per share, respectively.

(6)	Includes 48 shares of common stock held by Ms. Meyers’ spouse.

(7)	Includes 21,739 shares of common stock underlying a presently exercisable convertible promissory note in the principal amount of $25,000 with conversation price of $1.15 per share.

(8)	Includes (i) 15,217 vested RSUs that become payable in shares of common stock upon Mr. Edmonds’ separation from service as a director of the Company and (ii) 69,445 unvested shares of restricted stock that vest in full on June 7, 2024.

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(9)	Includes (i) 283,228 shares of common stock held by the Geller Living Trust, dated July 26, 2002 (the “Geller Trust”), (ii) 86,806 unvested shares of restricted stock held by the Geller Trust that vest in full on June 7, 2024, (iii) 68,310 vested RSUs held by the Geller Trust that become payable in shares of common stock upon Mr. Geller’s separation from service as a director of the Company, (iv) 152,174 shares of common stock underlying a presently exercisable convertible promissory note held by the Geller Trust in the principal amount of $175,000 with conversation price of $1.15 per share, (v) 3,000 and 20,000 shares of common stock underlying stock options exercisable at $5.295 per share and $3.505 per share, respectively, held by the Geller Trust and (vi) 7,000, 31,104 and 31,941 shares of common stock underlying warrants exercisable at $4.60 per share, $3.215 per share and $4.60 per share, respectively, held by the Geller Trust.

(10)	Includes (i) 89,310 vested RSUs that become payable in shares of common stock upon Mr. Goldberg’s separation from service as a director of the Company, (ii) 86,806 unvested shares of restricted stock that vest in full on June 7, 2024 and (iii) 5,000 and 20,000 shares of common stock underlying stock options exercisable at $5.295 per share and $3.505 per share, respectively. Mr. Goldberg’s shares are held directly in a pledged account with Merrill Lynch, but as of April 17, 2024, no debt is outstanding in this account.

(11)	Includes (i) 89,310 vested RSUs that become payable in shares of common stock upon Mr. Laffer’s separation from service as a director of the Company, (ii) 86,806 unvested shares of restricted stock that vest in full on June 7, 2024, (iii) 25,600 and 10,800 shares of common stock underlying warrants exercisable at $4.60 per share, (iv) 31,104 shares of common stock underlying warrants exercisable at $3.215 per share held by Jama Land, LLC, (v) 20,000 and 3,000 shares of common stock underlying stock options exercisable at $3.505 per share and $4.025 per share, respectively and (vi) 47,925 shares of common stock held by Jama Land, LLC. Dr. Laffer is the managing member of Jama Land, LLC. The amount also includes 43,478 shares of common stock underlying a presently exercisable convertible promissory note held by the 1065 Institute, Inc. in the principal amount of $50,000 with conversation price of $1.15 per share. Mr. Laffer is a Director and the Secretary of the 1065 Institute, Inc. and may be deemed to beneficially own the securities held by the 1065 Institute, Inc.

(12) Mr. Geller is a co-trustee, along with his wife, of the Geller Trust and exercises voting and investment power over the shares held by the Geller Trust. This information is derived from the Amendment No. 1 to Schedule 13D filed by Marshall Geller and the Geller Trust on September 1, 2023. The address for Marshall Geller and the Geller Trust is c/o VerifyMe, Inc. 801 International Parkway, Fifth Floor, Lake Mary, FL 32746.

The table above does not include the following grants:

•	28,125 PSUs granted to management on February 16, 2022, which convert into common stock on a one-for-one basis, that were granted under the VerifyMe, Inc. 2020 Equity Incentive Plan, vesting over a period of two to three years, in two tranches, depending on certain criteria being met,

•	60,000 PSUs granted to two members of the Board on April 7, 2022, which convert into common stock on a one-for-one basis, that were granted under the VerifyMe, Inc. 2020 Equity Incentive Plan, vesting over a period of two to three years, in two tranches, depending on certain criteria being met,

•	194,044 PSUs granted to three members of management on April 22, 2022, which convert into common stock on a one-for-one basis, that were granted under the VerifyMe, Inc. 2020 Equity Incentive Plan, vesting over a period of two to three years, in two tranches, depending on certain criteria being met,

•	56,819 PSUs granted to one member of the Board on March 18, 2023, which convert into common stock on a one-for-one basis, that were granted under the VerifyMe, Inc. 2020 Equity Incentive Plan, vesting over a period of two to three years, in two tranches, depending on certain criteria being met,

•	111,364 PSUs granted to our former Chief Executive Officer upon his resignation effective March 15, 2023, which convert into common stock on a one-for-one basis, that were granted under the VerifyMe, Inc. 2020 Equity Incentive Plan, vesting over a period of two to three years, in two tranches, depending on certain criteria being met,

•	204,082 RSUs granted to our Chief Executive Officer, which convert into common stock on a one-for-one basis, that were granted under the VerifyMe, Inc. 2020 Equity Incentive Plan on June 19, 2023 and vest one-third on each of the first three anniversaries of the grant date,

•	550,000 PSUs granted to our Chief Executive Officer, which convert into common stock on a one-for-one basis, that were granted under the VerifyMe, Inc. 2020 Equity Incentive Plan on June 19, 2023 and vest over a period of four years, in three tranches, depending on certain criteria being met,

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•	315,000 PSUs granted to three members of management, which convert into common stock on a one-for-one basis, that were granted under the VerifyMe, Inc. 2020 Equity Incentive Plan on July 20, 2023 and vest over a period of four years, in three tranches, depending on certain criteria being met, and

•	20,000 RSUs granted to our Chief Financial Officer, which convert into common stock on a one-for-one basis, that were granted under the VerifyMe, Inc. 2020 Equity Incentive Plan on July 20, 2023 and vest in full on December 31, 2024.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act, requires directors, officers and greater than 10% shareholders to file with the SEC reports of ownership and changes in ownership regarding their holdings in company securities. During our fiscal year ended December 31, 2023, all of our directors and officers timely complied with the filing requirements of Section 16(a) of the Exchange Act, except for Messrs. Laffer and Volk who each filed one late Form 4 each reporting one transaction. In making this statement, we have relied upon the written representations of our directors and officers, and copies of the reports that they have filed with the SEC.

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PROPOSAL TWO:
 APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

Overview

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our shareholders with an opportunity to express their views on our Named Executive Officers’ compensation.

We encourage shareholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers. The compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. The Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our shareholders.

In accordance with Section 14A of the Exchange Act rules, stockholders are asked to approve the following non-binding resolution:

RESOLVED, that the compensation paid to VerifyMe’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.

Although this advisory vote is nonbinding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

Vote Required

The affirmative vote of a majority of the shares cast on this proposal is required for approval of the say-on-pay proposal.

The Board recommends that you vote FOR the proposal to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”).

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PROPOSAL THREE:
 TO VOTE, ON AN ADVISORY BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In addition to the advisory vote on executive compensation described in Proposal 2, pursuant to Section 14A of the Exchange Act, we are asking our shareholders to approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers. This non-binding “frequency” vote is required to be submitted to our shareholders at least once every six years. Shareholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our Named Executive Officers every one, two or three years, or abstain.

The Board has determined that holding an advisory vote to approve the compensation of our Named Executive Officers annually is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our Named Executive Officers occur every year. Our executive compensation program is designed to create long-term value for our shareholders, and a triennial vote will allow shareholders to better judge our executive compensation program in relation to our long-term performance. We also believe that an annual vote is an appropriate frequency to provide sufficient time to thoughtfully consider shareholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. The voting frequency option that receives the highest number of votes cast by shareholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by shareholders. Although this advisory vote on the frequency of future advisory votes to approve the compensation of our Named Executive Officers is nonbinding, the Board will carefully review and consider the voting results when determining the frequency of future advisory votes to approve the compensation of our Named Executive Officers.

The Board recommends a vote for every “ONE YEAR” as the frequency of future advisory votes on the compensation of the Company’s named executive officers.

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PROPOSAL FOUR:
 APPROVAL OF THE THIRD AMENDMENT TO THE 2020 EQUITY INCENTIVE PLAN

Amendment to the Plan

We are asking our stockholders to approve the adoption of the Third Amendment to the 2020 Plan, (the “Third Amendment”) to increase the number of shares available under the 2020 Plan, as amended by 1,000,000 shares, which will also extend the term of the 2020 Plan to June 4, 2034.

The 2020 Plan was adopted by our Board on August 10, 2020 and approved by our stockholders on September 30, 2020. The First Amendment to the VerifyMe, Inc. 2020 Equity Incentive Plan was adopted by our Board on March 28, 2022 and approved by our stockholders on June 9, 2022. The Second Amendment was adopted by our Board on April 17, 2023 and approved by our stockholders on June 6, 2023. The Third Amendment was adopted by our Board on March 18, 2024 and is now being submitted to our stockholders for their approval. The Third Amendment will become effective upon stockholder approval.

The closing stock price of a share of the Company’s common stock as reported on the Nasdaq Stock Market on April 17, 2024, our record date, was $1.59.

Description of the 2020 Plan

The full text of the 2020 Plan, as amended is attached to this proxy statement as Appendix A and the full text of the Third Amendment is attached to this proxy statement as Appendix B. The principal terms of the 2020 Plan as amended by the Third Amendment are described below, but the description is qualified in its entirety by reference to the 2020 Plan and the Third Amendment. In the event of a conflict between the description and the terms of the 2020 Plan or the Third Amendment, the terms of the Third Amendment will govern. The Third Amendment will not become effective unless approved by our stockholders.

Purpose

The purpose of the 2020 Plan is to promote stockholder value and our future success by providing appropriate retention and performance incentives to employees and non-employee directors of the Company or its affiliates, and any other individuals who perform services for the Company or its affiliates.

Administration

Except as noted below, the 2020 Plan will be administered by the Compensation Committee (the “Committee”) of the Board. Under the 2020 Plan, each member of the Committee is required to be, and currently is, both a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act of 1934, as amended (the “Exchange Act”), and a non-employee director meeting the independence requirements for compensation committee members under the rules and regulations of the exchange on which the Company’s shares of common stock are traded.

The Committee will have the authority to select the employees and other individuals (other than non-employee directors) to receive awards under the 2020 Plan, to determine the type, size and terms of the award to be made to each individual selected, to determine the time when awards will be granted, to establish performance objectives, and to prescribe the form of award agreement. The Committee is also authorized to interpret the 2020 Plan and the awards granted under the 2020 Plan, to establish, amend and rescind any rules and regulations relating to the 2020 Plan, and to make any other determinations that it deems necessary or desirable for the administration of the 2020 Plan. The Committee may authorize any one or more of its members or any officer of the Company or any affiliate to execute and deliver documents or to take any other action on behalf of the Committee with respect to awards made or to be made to participants, subject to the requirements of applicable law, including without limitation, Section 16 of the Exchange Act.

The Board has all the powers otherwise vested in the Committee by the terms of the 2020 Plan in respect of awards granted to non-employee directors.

Notwithstanding the foregoing, except for permitted adjustments in connection with a corporate transaction or recapitalization, neither the Committee nor the Board may, without the prior approval of the stockholders of the Company, (a) reduce, directly or indirectly, the per-share exercise price of an outstanding option or stock appreciation right after it is granted; (b) cancel an option or stock appreciation right when the exercise price of the option or stock appreciation right exceeds the fair market value of a share in exchange for cash or another award (other than in connection with a change in control); or (c) take any other action that is treated as a repricing under United States generally accepted accounting principles or by the rules or regulations of the exchange on which the Company’s shares are traded.

No member of the Committee and no officer of the Company will be liable for anything done or omitted to be done by him or her, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the 2020 Plan, except for his or her own willful misconduct or gross negligence, or as expressly provided by applicable law, and the Company will indemnify each member of the Committee and officer of the Company against any such liability.

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Eligible Participants

Employees and non-employee directors of the Company or its affiliates, and other individuals who perform services for the Company or any of its affiliates, are eligible to receive awards under the 2020 Plan. As of April 17, 2024, approximately 60 persons, including 6 executive officers, 5 non-employee directors and approximately 49 other individuals may be considered for awards under the 2020 Plan.

Except for the Director Compensation Policy discussed in the Section titled “Director Compensation”, neither the Committee nor the Board has made any decisions with respect to the individuals who may receive awards under the 2020 Plan on or after stockholder approval of the Third Amendment on June 4, 2024, or the amount or nature of future awards.

Authorized Shares

If the Third Amendment is approved, the maximum number of shares available for grant and issuance under the 2020 Plan will be (a) 4,069,110, plus (b) the number of shares available for issuance under the Company’s 2017 Equity Incentive Plan (the “2017 Plan”) on September 30, 2020.

Awards will be counted against the available share reserve on the date of grant, based on the maximum number of shares that may be issued pursuant to the award. Any shares of Common Stock related to awards issued under the 2020 Plan or the 2017 Plan that are forfeited, canceled, expired or otherwise terminated without the issuance of shares of Common Stock for any reason will be added back and again be available for issuance under the 2020 Plan. In addition, shares of Common Stock that are retained or reacquired by the Company to satisfy the exercise price or purchase price of an award or to satisfy the tax withholding obligation in connection with an award, as well as any shares of Common Stock covered by an award that is settled in cash, will be added back and again be available for issuance under the 2020 Plan.

Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any affiliate, or with which the Company or any affiliate combines, will not reduce the maximum number of shares of Common Stock that may be issued under the 2020 Plan.

Types of Awards

The 2020 Plan allows for the granting of the following types of awards: stock options (both incentive stock options and nonqualified stock options); stock appreciation rights; restricted stock; restricted stock units; and other stock-based awards. Each award granted under the 2020 Plan is subject to an award agreement containing the particular terms and conditions of that award, subject to the limitations imposed by the 2020 Plan.

Stock Options. A stock option is the right to purchase a specified number of shares for a specified exercise price. Stock options may be either (a) incentive stock options, which are stock options that meet the requirements under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or (b) nonqualified stock options, which are stock options that do not meet the requirements of Section 422 of the Code or that are designated as a nonqualified stock option. Only employees of the Company and certain of its affiliates may receive awards of incentive stock options, and incentive stock options are subject to additional limitations. Stock options (other than stock options assumed or granted in substitution for outstanding stock options of a company acquired by the Company or any affiliate) are subject to the following: (i) the exercise price shall be equal to or greater than the fair market value of the shares subject to such stock option on the date of grant; and (ii) the expiration date shall be no later than 10 years from the date of grant. Notwithstanding the foregoing, in the event that on the expiration date of a nonqualified stock option, (a) the exercise of the option is prohibited by applicable law, or (b) shares of Common Stock may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” under a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may, to the extent permitted by Section 409A of the Code, extend the expiration date of the nonqualified stock option, but not beyond a period of 30 days following the end of the legal prohibition, black-out period or lock-up agreement period, and provided further that no extension may be made if the exercise price of the option is above the fair market value of a share of Common Stock on the initial expiration date. The exercise price may be payable either in (1) cash, (2) if permitted by the Committee, by delivery of irrevocable instructions to a broker to deliver promptly the proceeds from the sale of shares, (3) if permitted by the Committee, by tendering shares previously acquired, (4) if permitted by the Committee, by withholding shares that would otherwise be issued having a fair market value on the exercise date equal to the exercise price, or (5) any combination of the foregoing.

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Stock Appreciation Rights. A stock appreciation right is a right to receive cash or other property based on the increase in the value of a share over the per share exercise price. Stock appreciation rights (other than stock appreciation rights assumed or granted in substitution for outstanding stock appreciation rights of a company acquired by the Company or any affiliate) are subject to the following: (a) the exercise price shall be equal to or greater than the fair market value of the shares subject to such stock appreciation right on the date of grant; and (b) the expiration date shall be no later than 10 years from the date of grant. Notwithstanding the foregoing, in the event that on the expiration date of a stock appreciation right, (a) the exercise of the stock appreciation right is prohibited by applicable law, or (b) shares of Common Stock may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” under a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may, to the extent permitted by Section 409A of the Code, extend the expiration date of the stock appreciation right, but not beyond a period of 30 days following the end of the legal prohibition, black-out period or lock-up agreement period, and provided further that no extension may be made if the exercise price of the stock appreciation right is above the fair market value of a share of Common Stock on the initial expiration date.

Restricted Stock. Restricted stock is an award of shares that is subject to vesting conditions. Prior to the expiration of the vesting period, a participant who has received an award of restricted stock has the right to vote and to receive dividends on the underlying unvested shares, subject, however, to the restrictions and limitations imposed pursuant to the 2020 Plan and award agreement.

Restricted Stock Units. A restricted stock unit is an award that is valued by reference to shares, which may be paid to a participant upon vesting in shares, cash or other property.

Other Stock-Based Awards. An other stock-based award is an award denominated or payable in shares, other than a stock option, stock appreciation right, restricted stock or restricted stock unit. Other stock-based awards may be settled in cash, shares or other property.

Performance Awards. The Committee may grant awards of restricted stock, restricted stock units or other stock-based awards as “performance awards,” with the vesting or payment of such awards based on the achievement of specified performance objectives. Performance objectives may be based upon the attainment of specific or per-share amounts of, or changes in, one or more, or a combination of two or more, of the following: (i) earnings including operating income, economic income, economic net income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per common share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (xix) such other performance objectives determined by the Committee in its sole discretion; and (xx) any combination of any of the foregoing. The Committee may provide that, in measuring the achievement of the performance objectives, an award may include or exclude items such as realized investment gains and losses, extraordinary, unusual, non-recurring or infrequently recurring items, asset write-downs, effects of force majeure events (such as a pandemic), accounting changes, currency fluctuations, acquisitions, divestitures, reserve-strengthening and other non-operating items. Performance goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or an affiliate, or a division or strategic business unit of the Company or an affiliate, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, or other pre-established target or designated comparison group, all as determined by the Committee. Performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

Dividend Equivalents. Awards other than stock options and stock appreciation rights may include the right to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish.

Award Limitations

Non-Employee Director Award Limitation. The aggregate of (a) the grant date fair value for financial reporting purposes of any awards granted during any fiscal year to a non-employee director, and (b) the total amount of any cash fees or other property paid to such non-employee director during the fiscal year, in respect of the director’s service as a member of the Board during such year, shall not exceed $350,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

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Incentive Stock Options. Incentive stock options may be granted only to employees of the Company or an affiliate, provided such affiliate is also a “parent corporation” of the Company within the meaning of Section 424(e) of the Code or a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code, on the date of grant. The aggregate fair market value (determined as of the time the incentive stock option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its affiliates) shall not exceed $100,000, and any incentive stock option or portions thereof which exceed such limit (according to the order in which they were granted) will be treated as a nonqualified stock option. If, at the time an incentive stock option is granted, the employee recipient owns (after application of the rules contained in Section 424(d) of the Code) shares of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, then: (a) the exercise price for such incentive stock option will be at least 110% of the fair market value of the shares of Common Stock subject to such incentive stock option on the date of grant; and (b) such incentive stock option will not be exercisable after the date five years from the date such incentive stock option is granted. The maximum number of shares of Common Stock that may be issued under the 2020 Plan pursuant to incentive stock options may not exceed, in the aggregate, 1,000,000.

Transferability. A participant’s rights in an award may be assigned or transferred only in the event of death; provided, however, that the Committee may allow a participant to assign or transfer without consideration an award (other than an incentive stock option) to one or more members of his or her immediate family, to a partnership of which the only partners are the participant or members of the participant’s immediate family, or to a trust established by the participant for the exclusive benefit of the participant or one or more members of his or her immediate family. Incentive stock option may not be transferable by a participant other than by will or the laws of descent and distribution and may only be exercisable during the participant’s lifetime by the participant.

Tax Withholding

The exercise or payment of awards and the issuance of shares under the 2020 Plan is conditioned upon a participant making satisfactory arrangements for the satisfaction of any liability to withhold federal, state, local or foreign income or other taxes. In accordance with rules established by the Committee, the required tax withholding obligations may be settled in cash, or with shares, including shares that are part of the award that gives rise to the withholding requirement.

Effect of Certain Events

Death, Disability or Termination. The Committee may include in an award agreement provisions related to the death, disability or termination of employment or service of a participant, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an award.

Change in Control. The Committee may provide in an award agreement provisions relating to a “change in control” of the Company, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an award.

“Change in control” generally means the occurrence of any one or more of the following events:

(a)	an individual, entity or group of persons acquires the ownership, directly or indirectly, of the Company’s securities representing more than 50% of the combined voting power of the Company’s outstanding securities, other than (i) through a merger, consolidation or similar transaction; (ii) in connection with a financing by the Company through the issuance of equity securities; and (iii) by an overall reduction in the number of the Company’s outstanding securities;

(b)	a merger, consolidation or similar transaction in which the Company’s stockholders immediately before such transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction;

(c)	a sale, lease, exclusive license or other disposition of all or substantially all of the Company’s assets, other than to an entity more than 50% of the combined voting power of which is owned by the Company’s stockholders in substantially the same proportions as their ownership of the Company’s outstanding voting securities immediately prior to such transaction;

(d)	a majority of the members of the Board serving on the date the 2020 Plan is approved by the stockholders (the “Incumbent Board”) were no longer serving on the Board within any 24-month period; provided that any new Board member approved or recommended by a majority of the Incumbent Board then in office (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) will be considered a member of the Incumbent Board; or

(e)	the complete dissolution or liquidation of the Company.

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No change in control shall be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the capital stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

Recoupment

Notwithstanding anything in the 2020 Plan or in any award agreement to the contrary, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto) or stock exchange listing conditions, in each case as in effect from time to time, to recoup compensation of whatever kind paid under the 2020 Plan by the Company at any time.

On November 17, 2023, the Board adopted a Policy for the Recovery of Erroneously Awarded Compensation to recover incentive-based compensation, which could include compensation paid under the 2020 Plan, in certain circumstances in the event an accounting restatement is required. A copy of the Policy for the Recovery of Erroneously Awarded Compensation is publicly available and is attached as Exhibit 97 to the Company’s Annual Report on Form 10-K.

Adjustments

In the event of any change in the outstanding shares of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, consolidation, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, partial or complete liquidation of the Company or similar event, the Committee or Board, as applicable, shall adjust the (a) the class and aggregate number of shares available under the 2020 Plan; (b) the class, number and exercise price of outstanding stock options and stock appreciation rights granted under the 2020 Plan; and (c) the class and number of shares subject to any other awards granted under the 2020 Plan and the terms of such awards (including, without limitation, any applicable performance goals), as may be determined to be appropriate by the Committee or Board.

Amendments and Termination

The 2020 Plan may be amended in whole or in part at any time and from time to time by the Board, and the terms of any outstanding award under the 2020 Plan may be amended from time to time by the Committee (or Board as applicable) in its discretion provided that no amendment may be made without stockholder approval if such amendment would (a) increase the number of shares available for grant under the 2020 Plan; (b) change the class of persons eligible to receive incentive stock options; (c) decrease the minimum stock option or stock appreciation right exercise price; or (d) amend or repeal the prohibitions against repricing or exchange. No amendment may adversely affect in a material manner any right of a participant under an award without his or her written consent.

The 2020 Plan may be suspended in whole or in part at any time and from time to time by the Board. The 2020 Plan shall terminate upon the adoption of a resolution of the Board terminating the 2020 Plan. If the Third Amendment is approved, no award may be granted under the 2020 Plan after the date that is 10 years from the date the Third Amendment or any subsequent amendment was last approved and adopted by the stockholders of the Company. No termination of the 2020 Plan shall materially alter or impair any of the rights or obligations of any person, without his or her consent, under any award granted under the 2020 Plan.

New Plan Benefits

Except for non-employee directors subject to our Director Compensation Policy discussed in the Section titled “Director Compensation”, benefits or amounts to be received by or allocated to participants and the number of shares to be granted under the 2020 Plan cannot be determined at this time because the amount and form of grants to be made to any eligible participant in any year is determined at the discretion of the Committee or Board, as applicable. There are no commitments to make awards to Adam H. Stedham, our Chief Executive Officer; Scott Greenberg, our former Interim Chief Executive Officer and Chairman; Patrick White, our former Chief Executive Officer; Nancy Meyers, our Chief Financial Officer; Curt Kole, EVP Precision Logistics; current executive officers as a group, and all employees, including all current officers who are not executive officers, as a group.

The table below sets forth the benefits or amounts that will be received annually by our current non-employee directors under the 2020 Plan pursuant to the Director Compensation Policy, as amended.

Name and Position	Dollar Value ($)	Number of Units
All Current Directors who are Not Executive Officers as a Group (5 persons)	-	175,000

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Aggregate Awards Granted

The following table sets forth information with respect to the number of shares subject to awards previously granted to the following listed individuals and specified groups under the 2020 Plan since its inception through April 17, 2024, our record date:

Name and Position	Number of Shares Underlying Option	Number of Shares Underlying Restricted Stock Units	Number of Shares Underlying Restricted Stock Grants
Named Executive Officers:
Adam H Stedham, Chief Executive Officer		782,674	34,014
Scott Greenberg, Former Interim Chief Executive Officer		155,129	86,806
Patrick White, Former Chief Executive Officer (1)		102,494	-
Nancy Meyers, Chief Financial Officer		168,125	-
Curt Kole, EVP Precisions Logistics		248,114	-
All Current Executive Officers as a Group		1,258,249	34,014
All Current Directors who are Not Executive Officers as a Group (5 persons)		447,276	416,669
Each Nominee for Election as a Director: (2)
Marshall Geller		98,310	86,806
Howard Goldberg		89,310	86,806
Arthur Laffer		89,310	86,806
David Edmonds		15,217	69,445
Each Associate of any of Such Directors, Executive Officer or Nominees		-	-
Each Other Person who Received or is to Receive 5 Percent of Such Options, Warrants or Rights		-	-
All Employees, including all Current Officers Who are not Executive Officers, as a Group		346,123	-

(1)	Patrick White served as our Chief Executive Officer and as a director of the Company until March 14, 2023.
(2)	The information for Messrs. Adam Stedham and Scott Greenberg, director nominees, is provided above in this table.

Certain U.S. Federal Income Tax Consequences of 2020 Plan Awards

The following discussion is intended to provide only a general outline of the U.S. federal income tax consequences of participation in the 2020 Plan and the receipt of awards or payments thereunder by participants subject to U.S. taxes. It does not address any other taxes imposed by the United States, taxes imposed by any state or political subdivision thereof or foreign jurisdiction, or the tax consequences applicable to participants who are not subject to U.S. taxes. The discussion set forth below does not purport to be a complete analysis of all potential tax consequences relevant to recipients of awards, particular circumstances, or all awards available under the 2020 Plan. It is based on U.S. federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

Nonqualified stock options. A participant who exercises a nonqualified stock option recognizes taxable ordinary income in the year the stock option is exercised in an amount equal to the excess of the fair market value of the shares purchased on the exercise date over the exercise price. Subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. Any gain or loss realized by the participant upon the subsequent disposition of the shares will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, but will not result in any further deduction for the Company.

Incentive stock options. A participant who exercises an incentive stock option does not recognize ordinary income at the time of exercise (although, the participant may be subject to alternative minimum tax), and the Company is not entitled to a tax deduction. Upon the disposition of the shares obtained from the exercise of the incentive stock option more than two years after the date of grant and more than one year after the date of exercise, the excess of the sale price of the shares over the exercise price of the incentive stock option is taxed as long-term capital gain. If the shares are sold within two years of the grant date and/or within one year of the date of exercise, the excess of the fair market value of the shares on the date of exercise (or sale proceeds if less) over the exercise price is taxed as ordinary income, and, subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction for this amount; any remaining gain is taxed as short-term capital gain, without a Company tax deduction.

Stock appreciation rights. A participant who exercises a stock appreciation right recognizes taxable ordinary income in the year the stock appreciation right is exercised in an amount equal to the cash and/or the fair market value of any shares or other property received. Subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

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Restricted stock and restricted stock units. A participant normally will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of shares of restricted stock, restricted stock units or other stock-based awards. When the restricted stock vests, the restricted stock units settle or the other stock-based awards are paid or settle, the participant will recognize taxable ordinary income in an amount equal to the fair market value of the shares or other property received at that time, less the amount, if any, paid for the shares, and, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled at that time to a deduction in the same amount. However, a participant may elect to recognize taxable ordinary income in the year shares of restricted stock are granted in an amount equal to the excess of their fair market value at the grant date, determined without regard to certain restrictions, over the amount, if any, paid for the shares. In that event, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled to a deduction in such year in the same amount. Any gain or loss realized by the participant upon the subsequent disposition of shares received will be taxed as short-term or long-term capital gain, but will not result in any further deduction for the Company.

Equity Compensation Plan Information as of December 31, 2023

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	121,000 (1)	$5.83	527,402 (3)
Equity compensation plans not approved by security holders	180,471 (4)	$5.27	-
Total	301,471	$4.56	527,402

(1)	Represents shares of common stock issuable upon exercise of stock options and restricted stock units granted under the 2020 Plan, 2017 Equity Incentive Plan (the “2017 Plan”), and the 2013 Omnibus Equity Compensation Plan, as amended (the “2013 Plan”).

(2)	Represents the weighted-average exercise price of outstanding stock options. The weighted-average exercise price does not take into account the shares issuable upon vesting of outstanding restricted stock units under the 2020 Plan or the 2013 Plan, which do not have an exercise price.

(3)	Includes 143,393 shares remaining available for issuance under the 2020 Plan, 348,009 shares remaining for issuance under the 2021 stock purchase plan, and 36,000 shares issuable under the Company’s 2017 Plan.

(4)	Includes individual grants to employees and consultants for services rendered to the Company which were not made under the Company’s equity incentive plans.

Vote Required

The affirmative vote of a majority of the shares cast on this proposal is required for approval of the Third Amendment.

The Board recommends a vote FOR

the proposal to approve the Third Amendment to our 2020 Equity Incentive Plan.

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PROPOSAL FIVE:
RATIFICATION OF THE APPOINTMENT OF
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the accounting firm of MaloneBailey, LLP (“MaloneBailey”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The stockholders are being asked to ratify the Audit Committee’s selection of MaloneBailey.

Stockholder ratification of the selection of MaloneBailey is not required by our Bylaws or otherwise. However, the board is submitting the selection of our independent registered accounting firm to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify this appointment, the Audit Committee may, but is not required to, reconsider whether to retain MaloneBailey. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. We have been advised by MaloneBailey that a representative will be present at the Annual Meeting and will be available to respond to appropriate questions. We intend to give such representative an opportunity to make a statement if he or she should so desire.

The Board recommends that you vote FOR the proposal to ratify the selection of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Fees for Professional Services Provided by MaloneBailey, LLP

The following table shows fees for professional services provided by MaloneBailey during the fiscal year ended December 31, 2023, which we refer to as fiscal year 2023 and the fiscal year ended December 31, 2022, which we refer to as fiscal year 2022.

	Fiscal Year 2023	Fiscal Year 2022
Audit Fees (1)	$243,756	$274,960
Audit-Related Fees (2)	-	3,200
Tax Fees (3)	15,450	7,500
All Other Fees (4)	3,700	10,000
Total	$262,906	$295,660

(1)	Audit fees relate to services rendered for the audits of our annual financial statements, for the review of our quarterly financial statements, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reporter under “Audit Fees.”

(3)	Tax fees relate to services performed in connection with the Company’s annual tax return.

(4)	All other fees relate to services rendered in connection with our registration statement filings with the SEC.

Policy on Pre-Approval of Retention of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis. In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services. All of the services provided, and fees charged by MaloneBailey were approved by our Audit Committee.

Independence Analysis by Audit Committee

The Audit Committee considered whether the provision of the services described above was compatible with maintaining the independence of MaloneBailey and determined that the provision of these services was compatible with the firm’s independence.

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REPORT OF THE AUDIT COMMITTEE

In connection with our financial statements for the fiscal year ended December 31, 2023, the Audit Committee has: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent registered public accounting firm (the “Auditors”) the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and (3) received the written disclosures and the letter from the Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the Auditors’ communications with the audit committee concerning independence, and has discussed with the Auditors their independence.

Based on the review and discussions referred to in items (1) through (3) of the above paragraph, the Audit Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

Marshall Geller, Chair

Howard Goldberg

Arthur Laffer

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a summary of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at the end of the last two recent fiscal years and in which any of our executive officers, directors, director nominees or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the sections of this proxy statement entitled “Executive Compensation” and “Director Compensation.”

On August 25, 2023, the Company entered into a Convertible Note Purchase Agreement with certain investors for the sale of convertible promissory notes for the aggregate principal amount of $1,100 thousand of which $475 thousand was purchased by related parties and entities related to related parties including Adam Stedham, the Company’s President and CEO; Scott Greenberg, the Company’s Chairman; Curt Kole, one of our named executive officers; the Geller Trust; and the 1065 Institute, Inc., a non-profit entity to which our director Dr. Arthur Laffer serves as a director and secretary. The notes are subordinated unsecured obligations of the Company and accrue interest at a rate of 8% per year payable semiannually in arrears on February 25 and August 25 of each year, beginning on February 25, 2024. The notes will mature on August 25, 2026 unless earlier converted or repurchased at a conversion price of $1.15 per share of common stock. The Company may not redeem the notes prior to the maturity date. The largest aggregate amount of principal outstanding on the notes since they were issued was $1,100 thousand. As of April 17, 2024 the amount outstanding on the notes was $1,100 thousand. Between the date the notes were issued and April 17, 2024, the Company has paid a total of $0 and $44 thousand in principal and interest.

On April 12, 2022, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the Purchasers identified therein (the “Purchasers”) providing for the issuance and sale to the Purchasers of an aggregate of 880,208 shares of our common stock the (“Common Shares”), a pre-funded warrant to purchase up to 675,000 shares of our common stock (the “Pre-Funded Warrant”) and warrants to purchase up to 1,555,208 shares of common stock (the “Common Warrants” and together with the Common Shares and the Pre-Funded Warrant, the “Securities”) for gross proceeds to the Company of approximately $5.0 million. The Pre-Funded Warrant is exercisable immediately and shall terminate when fully exercised and has an exercise price of $0.001. The Common Warrants will be exercisable for a period of five years commencing six months from the date of issuance and have an exercise price of $3.215 per share. Both the Common Warrants and Pre-Funded Warrant contain price adjustment provisions which may, under certain circumstances, reduce the applicable exercise price. We closed this transaction on April 14, 2022. In connection with this transaction, the Company paid the placement agent, Maxim Group LLC, a cash fee of approximately $340,000 at closing. Four of the Company’s directors, Scott Greenberg, Marshall Geller, Chris Gardner and Dr. Arthur Laffer, directly or through their affiliates, participated in the offering as Purchasers and acquired an aggregate of 93,312 Common Shares and 93,312 Common Warrants.

Also on April 12, 2022, in connection with the Securities Purchase Agreement, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers. Under the Registration Rights Agreement, we are required to file a registration statement (the “Registration Statement”) within 75 calendar days after the closing of the sale of the Securities. Our failure to meet the filing deadlines and other requirements set forth in the Registration Rights Agreement may subject us to monetary penalties.

In addition, on April 12, 2022, in connection with the Securities Purchase Agreement, we entered into lock-up agreements (collectively the “Lock-Up Agreements”) with our executive officers and directors. Under the Lock-Up Agreements, our executive officers and directors agreed to lock-up all Common Shares beneficially owned by them for a period of ninety (90) after the date of the Securities Purchase Agreement.

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OTHER MATTERS

As of the date of this proxy statement, the Board does not know of any other matters that are to be presented for action at the Annual Meeting. Should any other matter come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to the matter in accordance with their judgment.

By Order of the Board of Directors

/s/ Adam Stedham

Adam Stedham
Chief Executive Officer and President

Lake Mary, Florida
April 25, 2024

We will make available at no cost, upon your written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (without exhibits), as filed with the Securities and Exchange Commission. Copies of exhibits to our Form 10-K will be made available, upon your written request and payment to us of the reasonable costs of reproduction and mailing, if any. Written requests should be made to: Corporate Secretary, VerifyMe, Inc., 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746.

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APPENDIX A

VERIFYME, INC.

2020 EQUITY INCENTIVE PLAN

Section 1.            Purpose

The purpose of the VerifyMe, Inc. 2020 Equity Incentive Plan (the “Plan”) is to promote stockholder value and the future success of VerifyMe, Inc. (the “Company”) by providing appropriate retention and performance incentives to the employees and non-employee directors of the Company and its Affiliates (as defined below), and any other individuals who perform services for the Company or its Affiliates.

Section 2.            Definitions

2.1         “Affiliate” means any entity in which the Company has a direct or indirect equity interest of 50 percent or more, any entity included in the audited consolidated financial statements of the Company and any other entity in which the Company has a substantial ownership interest and which has been designated as an Affiliate for purposes of the Plan by the Committee in its sole discretion.

2.2         “Award” means any form of incentive or performance award granted under the Plan to a Participant by the Committee pursuant to any terms and conditions that the Committee may establish and set forth in the applicable Award Agreement. Awards granted under the Plan may consist of: (a) Options granted pursuant to Section 7; (b) Stock Appreciation Rights granted pursuant to Section 8; (c) Restricted Stock granted pursuant to Section 9; (d) Restricted Stock Units granted pursuant to Section 9; and (e) Other Stock-Based Awards granted pursuant to Section 10.

2.3         “Award Agreement” means the written or electronic document(s) evidencing the grant of an Award to a Participant.

2.4         “Board” means the Board of Directors of the Company.

2.5         “Change in Control” means the happening of any of the following:

(a)       any Exchange Act Person becomes the owner, directly or indirectly, of securities of the Company representing more than 50 percent of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

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(b)       there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50 percent of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50 percent of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions relative to each other as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(c)       there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Affiliates, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Affiliates to an entity, more than 50 percent of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions relative to each other as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition;

(d)       individuals who, immediately following the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board within any 24-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest), such new member will, for purposes of the Plan, be considered as a member of the Incumbent Board; or

(e)       the complete dissolution or liquidation of the Company.

Notwithstanding the foregoing, a “Change in Control” will not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the capital stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

In addition, solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A and that is payable on account of a Change in Control (including any installments that are accelerated on account of a Change in Control), a Change in Control will occur only if such event also constitutes a “change in the ownership,” “change in effective control,” or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined by Section 1.409A-3(i)(5) of the Treasury Regulations, but only to the extent necessary to establish a time or form of payment that complies with Section 409A, without altering the definition of Change in Control for purposes of determining whether a Participant’s rights to such Award become vested or otherwise unconditional upon the Change in Control.

2.6         “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated and other official guidance issued thereunder.

2.7         “Committee” means the Compensation Committee of the Board, or any successor committee that the Board may designate to administer the Plan, provided such Committee consists of two or more individuals. Each member of the Committee must be (a) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (b) a non-employee director meeting the independence requirements for compensation committee members under the rules and regulations of the Exchange on which the shares of Common Stock are traded. References to “Committee” include persons to whom the Committee has delegated authority pursuant to Section 3.4.

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2.8            “Common Stock” means the common stock, par value $0.001 per share, of the Company, and stock of any other class or company into which such shares may thereafter be changed.

2.9            “Company” means VerifyMe, Inc., a Nevada corporation.

2.10          “Disability” with respect to a Participant, has the meaning assigned to such term under the long-term disability plan maintained by the Company or an Affiliate in which such Participant is covered at the time the determination is made, and if there is no such plan, means the permanent inability as a result of accident or sickness to perform any and every duty pertaining to such Participant’s occupation or employment for which the Participant is suited by reason of the Participant’s previous training, education and experience; provided that, for Incentive Stock Options, Disability will mean a “permanent and total disability” as defined by Section 22(e) of the Code; and provided further, that to the extent an Award subject to Section 409A is payable upon a Participant’s Disability, a Disability will not be deemed to have occurred for such purposes unless the circumstances would also result in a “disability” within the meaning of Section 409A, unless otherwise provided in the Award Agreement.

2.11          “Effective Date” means the date on which the Plan is approved by the stockholders of the Company.

2.12          “Exchange” means the Nasdaq Stock Market, or such other principal securities market on which the shares of Common Stock are traded.

2.13          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations and interpretations thereunder.

2.14          “Exchange Act Person” means any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Affiliate, (ii) any employee benefit plan of the Company or any Affiliate or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the owner, directly or indirectly, of securities of the Company representing more than 50 percent of the combined voting power of the Company’s then outstanding securities.

2.15          “Fair Market Value” of a share of Common Stock as of any specific date means the per share closing price reported by the Exchange on such date, or, if there is no such reported closing price on such date, then the per share closing price reported by the Exchange on the last previous day on which such closing price was reported, or such other value as determined by the Committee in accordance with applicable law. The Fair Market Value of any property other than shares of Common Stock means the market value of such property as determined by the Committee using such methods or procedures as it may establish from time to time.

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2.16          “Incentive Stock Option” means an Option that qualifies as an incentive stock option under Section 422 of the Code.

2.17          “Nonqualified Stock Option” means an Option that does not qualify as an Incentive Stock Option or which is designated a Nonqualified Stock Option.

2.18          “Option” means a right to purchase shares of Common Stock at a specified exercise price that is granted subject to certain terms and conditions pursuant to Section 7, and includes both Incentive Stock Options and Nonqualified Stock Options.

2.19          “Other Stock-Based Award” means an Award denominated in shares of Common Stock that is granted subject to certain terms and conditions pursuant to Section 10.

2.20          “Participant” means an individual who has been granted an Award under the Plan, or in the event of the death of such individual, the individual’s beneficiary.

2.21          “Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, or other entity.

2.22          “Prior Plan” means the VerifyMe, Inc. 2017 Equity Incentive Plan.

2.23          “Restricted Period” means the period during which Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of.

2.24          “Restricted Stock” means an Award of shares of Common Stock that is granted subject to certain terms and conditions pursuant to Section 9.

2.25          “Restricted Stock Unit” means an Award of a right to receive shares of Common Stock (or an equivalent value in cash or other property, or any combination thereof) that is granted subject to certain terms and conditions pursuant to Section 9.

2.26          “Section 409A” means Section 409A of the Code.

2.27          “Stock Appreciation Right” means a right to receive (without payment to the Company) cash, shares of Common Stock or other property, or any combination thereof, as determined by the Committee, based on the increase in the value of a share of Common Stock over the per share exercise price, that is granted subject to certain terms and conditions pursuant to Section 8.

2.28          “Treasury Regulations” means the tax regulations promulgated under the Code.

Section 3.             Administration

3.1          Administration and Authority. Except as otherwise specified herein, the Plan will be administered solely by the Committee. Subject only to Section 3.2, the Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority to select the employees and other individuals to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each individual selected, to determine the time when Awards will be granted, to establish performance objectives, to prescribe the form of Award Agreement and to modify the terms of any Award that has been granted. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, will lie within its sole and absolute discretion and will be final, conclusive and binding on all parties concerned.

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3.2          Non-Employee Director Awards. In respect of Awards granted to non-employee directors of the Company or its Affiliates, the Board has all the powers otherwise vested in the Committee by the terms of the Plan set forth herein, including the exclusive authority to select the non-employee directors to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each non-employee director selected, to modify the terms of any Award that has been granted to a non-employee director, to determine the time when Awards will be granted to non-employee directors and to prescribe the form of the Award Agreement embodying Awards made under the Plan to non-employee directors.

3.3          Repricing Prohibited Absent Stockholder Approval. Notwithstanding any provision of the Plan, except for adjustments pursuant to Section 12, neither the Board nor the Committee may, without the prior approval of the stockholders of the Company, (a) reduce, directly or indirectly, the per-share exercise price of an outstanding Option or Stock Appreciation Right after it is granted; (b) cancel an Option or Stock Appreciation Right when the exercise price of the Option or Stock Appreciation Right exceeds the Fair Market Value of a Share in exchange for cash or another Award (other than in connection with a Change in Control); or (c) take any other action that is treated as a repricing under United States generally accepted accounting principles or by the rules or regulations of the Exchange.

3.4          Delegation. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents or to take any other action on behalf of the Committee with respect to Awards made or to be made to Participants, subject to the requirements of applicable law, including without limitation, Section 16 of the Exchange Act.

3.5          Indemnification. No member of the Committee and no officer of the Company will be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or gross negligence, or as expressly provided by applicable law, and the Company will indemnify each member of the Committee and officer of the Company against any such liability.

Section 4.             Participation

4.1          Eligible Individuals. Consistent with the purposes of the Plan, subject to Section 3.2, the Committee will have exclusive power to select the employees and non-employee directors of the Company and its Affiliates and other individuals performing services for the Company and its Affiliates who may participate in the Plan and be granted Awards under the Plan.

4.2          Condition to Receipt of Awards. Unless otherwise waived by the Committee, no prospective Participant will have any rights with respect to an Award unless and until such Participant has executed an Award Agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

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Section 5.             Shares Subject to Plan

5.1          Maximum Number of Shares that May Be Issued.

(a)       Available Shares. Subject to adjustment as provided in Section 12, the maximum number of shares of Common Stock reserved and available for grant and issuance pursuant to the Plan as of the Effective Date will be (i) 1,069,110, plus (ii) the number of shares of Common Stock available for issuance under the Prior Plan on the Effective Date. If the Plan is approved by the stockholders of the Company on the Effective Date, no awards may be granted under the Prior Plan on or after the Effective Date.

(b)       Share Counting. For purposes of counting shares against the maximum number of shares of Common Stock that may be issued under the Plan as described in Section 5.1(a), on the date of grant, Awards denominated solely in shares of Common Stock (such as Options and Restricted Stock) and other Awards that may be exercised for, settled in or convertible into shares of Common Stock will be counted against the Plan reserve on the date of grant of the Award based on the maximum number of shares that may be issued pursuant to the Award, as determined by the Committee.

(c)       Shares Added Back. Shares of Common Stock related to Awards issued under the Plan or the Prior Plan that are forfeited, canceled, expired or otherwise terminated without the issuance of shares of Common Stock will be added back and again available for issuance under the Plan. In addition, shares of Common Stock that are retained or reacquired by the Company to satisfy the exercise price or purchase price of an Award or to satisfy the tax withholding obligation in connection with an Award, as well as any shares of Common Stock covered by an Award that is settled in cash, will be added back and again be available for issuance under the Plan.

(d)       Source of Shares. Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares, treasury shares, reacquired shares or any combination thereof.

(e)       Assumed or Substituted Awards. Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, will not reduce the maximum number of shares of Common Stock that may be issued under the Plan as described in Section 5.1(a).

(f)       Fractional Shares. No fractional shares of Common Stock may be issued under the Plan, and unless the Committee determines otherwise, an amount in cash equal to the Fair Market Value of any fractional share of Common Stock that would otherwise be issuable will be paid in lieu of such fractional share of Common Stock. The Committee may, in its sole discretion, cancel, terminate, otherwise eliminate or transfer or pay other securities or other property in lieu of issuing any fractional share of Common Stock.

Section 6.             Awards Under Plan

6.1          Types of Awards. Awards under the Plan may include one or more of the following types: Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.

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6.2          Dividend Equivalents. Other than with respect to Options or Stock Appreciation Rights, the Committee may choose, at the time of the grant of an Award or any time thereafter up to the time of the Award’s payment, to include or to exclude as part of such Award an entitlement to receive cash dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend equivalents will be paid in such form and manner (i.e., lump sum or installments), and at such times as the Committee will determine.

6.3          Transferability. An Award and a Participant’s rights and interest under the Award, may not be sold, assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that the Committee may allow a Participant to assign or transfer without consideration an Award (other than an Incentive Stock Option) to one or more members of his immediate family, to a partnership of which the only partners are the Participant or members of the Participant’s immediate family, or to a trust established by the Participant for the exclusive benefit of the Participant or one or more members of his immediate family.

6.4          Award Agreement. Unless otherwise determined by the Committee, each Award will be evidenced by an Award Agreement in such form as the Committee will prescribe from time to time in accordance with the Plan, including a written agreement, contract, certificate or other instrument or document containing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically. Each Award and Award Agreement will be subject to the terms and conditions of the Plan.

6.5          Method of Payment. The Committee may, in its discretion, settle any Award through the payment of cash, the delivery of shares of Common Stock or other property, or a combination thereof, as the Committee determines or as specified by the Plan or an Award Agreement. Any Award settlement, including payment deferrals, may be subject to conditions, restrictions and contingencies as the Committee determines.

6.6          Death, Disability and Termination. The Committee may include in an Award Agreement provisions related to the death, Disability or termination of employment or service of a Participant, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an Award.

6.7          Change in Control. The Committee may include in an Award Agreement provisions related to a Change in Control, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an Award.

6.8          Forfeiture Provisions. The Committee may, in its discretion, provide in an Award Agreement that an Award will be canceled if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement, or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. Notwithstanding the foregoing, none of the non-disclosure restrictions in this Section 6.8 or in any Award Agreement will, or will be interpreted to, impair the Participant from exercising any legally protected whistleblower rights (including under Rule 21F under the Exchange Act).

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6.9          Recoupment Provisions. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto) or Exchange listing requirement, in each case as in effect from time to time, to recoup compensation of whatever kind paid under the Plan by the Company at any time.

6.10          Non-Employee Director Award Limitation. The aggregate of (a) the grant date fair value for financial reporting purposes of any Awards granted during any fiscal year to a non-employee director, and (b) the total amount of any cash fees or other property paid to such non-employee director during the fiscal year, in respect of the director’s service as a member of the Board during such year, may not exceed $300,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Section 7.             Options

7.1          Grant of Options. The Committee may grant Awards of Options. The Committee may grant Incentive Stock Options provided the terms of such grants comply with Section 7.4 and the requirements of Section 422 of the Code. Each Option granted under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

7.2          Exercise Price; Expiration Date. Except for Options granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, the exercise price will be equal to or greater than the Fair Market Value of the shares of Common Stock subject to such Option on the date that the Option is granted. The Committee in its discretion will establish the expiration date of an Option; provided that in no event will the expiration date be later than 10 years from the date that the Option is granted. Notwithstanding the foregoing, in the event that on the expiration date of a Nonqualified Stock Option, (a) the exercise of the Nonqualified Stock Option is prohibited by applicable law, or (b) shares of Common Stock may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” under a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may, to the extent permitted by Section 409A, extend the expiration date of the Nonqualified Stock Option, but not beyond a period of 30 days following the end of the legal prohibition, black-out period or lock-up agreement period, and provided further that no extension may be made if the exercise price of the Nonqualified Stock Option is above the Fair Market Value of a share of Common Stock on the initial expiration date.

7.3          Exercisability. The Option will not be exercisable unless the Option has vested, and payment in full of the exercise price for the shares of Common Stock being acquired thereunder at the time of exercise is made in such form as the Committee may determine in its discretion, including, but not limited to:

(a)       cash;

(b)     if permitted by the Committee, by instructing the Company to withhold a number of shares of Common Stock that would otherwise be issued having a Fair Market Value equal to the applicable portion of the exercise price being so paid;

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(c)       if permitted by the Committee, by tendering (actually or by attestation) to the Company a number of previously acquired shares of Common Stock that have been held by the Participant for at least six months (or such short period, if any, determined by the Committee in consideration of applicable accounting standards) and that have a Fair Market Value equal to the applicable portion of the exercise price being so paid;

(d)       if permitted by the Committee, by authorizing a third party to sell, on behalf of the Participant, the appropriate number of shares of Common Stock otherwise issuable to the Participant upon the exercise of the Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or

(e)       any combination of the foregoing.

7.4          Limitations for Incentive Stock Options. The terms and conditions of any Incentive Stock Options granted hereunder will comply with the requirements of Section 422 of the Code. Incentive Stock Options may be granted only to employees of the Company or an Affiliate, provided such Affiliate is also a “parent corporation” of the Company within the meaning of Section 424(e) of the Code or a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code, on the date of grant. The aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its Affiliates) may not exceed $100,000, and any Incentive Stock Option or portions thereof which exceed such limit (according to the order in which they were granted) will be treated as a Nonqualified Stock Option. Incentive Stock Option may not be transferable by a Participant other than by will or the laws of descent and distribution and may only be exercisable during the Participant’s lifetime by the Participant. If, at the time an Incentive Stock Option is granted, the employee recipient owns (after application of the rules contained in Section 424(d) of the Code) shares of Common Stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, then: (a) the exercise price for such Incentive Stock Option will be at least 110 percent of the Fair Market Value of the shares of Common Stock subject to such Incentive Stock Option on the date of grant; and (b) such Incentive Stock Option will not be exercisable after the date five years from the date such Incentive Stock Option is granted. The maximum number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Stock Options may not exceed, in the aggregate, 1,000,000.

Section 8.             Stock Appreciation Rights

8.1          Grant of Stock Appreciation Rights. The Committee may grant Awards of Stock Appreciation Rights. Each Award of Stock Appreciation Rights granted under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

8.2          Exercise Price; Expiration Date. Except for Stock Appreciation Rights granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, the exercise price will be equal to or greater than the Fair Market Value of the shares of Common Stock subject to such Stock Appreciation Right on the date that the Stock Appreciation Right is granted. The Committee in its discretion will establish the expiration date of a Stock Appreciation Right; provided that in no event will the expiration date be later than 10 years from the date that the Stock Appreciation Right is granted. Notwithstanding the foregoing, in the event that on the expiration date of a Stock Appreciation Right, (a) the exercise of the Stock Appreciation Right is prohibited by applicable law, or (b) shares of Common Stock may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” under a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may, to the extent permitted by Section 409A, extend the expiration date of the Stock Appreciation Right, but not beyond a period of 30 days following the end of the legal prohibition, black-out period or lock-up agreement period, and provided further that no extension may be made if the exercise price of the Stock Appreciation Right is above the Fair Market Value of a share of Common Stock on the initial expiration date.

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8.3          Exercisability. Stock Appreciation Rights may not be exercisable unless the Stock Appreciation Rights have vested.

8.4          Exercise and Settlement. An Award of Stock Appreciation Rights entitles the Participant to exercise such Award and to receive from the Company in exchange therefore, without payment to the Company, that number of shares of Common Stock having an aggregate Fair Market Value equal to (or, in the discretion of the Committee, less than) the excess of the Fair Market Value of one share of Common Stock, at the date of such exercise, over the exercise price per share, times the number of shares of Common Stock for which the Award is being exercised. The Committee will be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or other property, or any combination thereof, as determined by the Committee, equal to the aggregate Fair Market Value of the shares of Common Stock it would otherwise be obligated to deliver.

Section 9.             Restricted Stock and Restricted Stock Units

9.1          Grant of Restricted Stock and Restricted Stock Units. The Committee may grant Awards of Restricted Stock or Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

9.2         Restricted Stock Issuance. Shares of Common Stock issued to a Participant in accordance with the Award of Restricted Stock may be issued in certificate form or through the entry of an uncertificated book position on the records of the Company’s transfer agent and registrar. The Company may impose appropriate restrictions on the transfer of such shares of Common Stock, which will be evidenced in the manner permitted by law as determined by the Committee in its discretion, including but not limited to (a) causing a legend or legends to be placed on any certificates evidencing such Restricted Stock, or (b) causing “stop transfer” instructions to be issued, as it deems necessary or appropriate.

9.3         Vesting Conditions. The vesting of an Award of Restricted Stock or Restricted Stock Units may be conditioned upon the attainment of specific performance objectives as the Committee may determine, including but not limited to such performance objectives described in Section 11.2.

9.4          Stockholder Rights. Unless otherwise determined by the Committee in its discretion, prior to the expiration of the Restricted Period, a Participant to whom an Award of Restricted Stock has been made will have ownership of such shares of Common Stock, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such shares of Common Stock, subject, however, to the restrictions and limitations imposed thereon pursuant to the Plan or Award Agreement.

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Section 10.         Other Stock-Based Awards

10.1       Grant of Other Stock-Based Awards. The Committee may grant Other Stock-Based Awards. Each Other Stock-Based Award granted under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

10.2       Vesting Conditions. The vesting of Other Stock-Based Awards may be conditioned upon the attainment of specific performance objectives as the Committee may determine, including but not limited to such performance objectives described in Section 11.2.

10.3       Settlement. The Committee will be entitled in its discretion to settle the obligation under an Other Stock-Based Award by the payment of cash, shares of Common Stock or other property, or any combination thereof.

Section 11.          Performance Awards

11.1       Grant of Performance Awards. The Committee may grant Awards of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards as “Performance Awards,” with the vesting or payment of such Awards based on the achievement of specified performance objectives.

11.2       Performance Objectives.

(a)       Amounts earned under Performance Awards will be based upon the attainment of performance objectives established by the Committee. Such performance objectives may vary by Participant and by Award, and may be based upon the attainment of specific or per-share amounts of, or changes in, one or more, or a combination of two or more, of the following: (i) earnings including operating income, economic income, economic net income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per common share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (xix) such other performance objectives determined by the Committee in its sole discretion; and (xx) any combination of any of the foregoing. The Committee may provide that, in measuring the achievement of the performance objectives, an Award may include or exclude items such as realized investment gains and losses, extraordinary, unusual, non-recurring or infrequently recurring items, asset write-downs, effects of force majeure events (such as a pandemic), accounting changes, currency fluctuations, acquisitions, divestitures, reserve-strengthening and other non-operating items.

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(b)       Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or an Affiliate, or a division or strategic business unit of the Company or an Affiliate, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, or other pre-established target or designated comparison group, all as determined by the Committee. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

Section 12.          Dilution and Other Adjustments

12.1       Adjustment for Corporate Transaction or Change in Corporate Capitalization. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, consolidation, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, partial or complete liquidation of the Company or other extraordinary or unusual event, the Committee or Board, as applicable, will make such adjustment in (a) the class and maximum number of shares of Common Stock that may be delivered under the Plan as described in Section 5.1, (b) the class, number and exercise price of outstanding Options and Stock Appreciation Rights, and (c) the class and number of shares subject to any other Awards granted under the Plan (provided that the number of shares of any class subject to Awards will always be a whole number) and the terms of such Awards (including, without limitation, any applicable performance goals), as may be determined to be appropriate by the Committee or Board, as applicable, and such adjustments will be final, conclusive and binding for all purposes of the Plan.

12.2       Adjustment for Merger or Consolidation. In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving entity (or the parent of the surviving entity) in such transaction, the Committee or Board, as applicable, will, to the extent deemed appropriate by the Committee or Board, as applicable, adjust each Award outstanding on the date of such merger, consolidation or similar transaction so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Award would have received in such merger, consolidation or similar transaction.

12.3       Assumption or Substitution of Awards. In the event of a dissolution or liquidation of the Company; a sale of all or substantially all of the Company’s assets (on a consolidated basis); or a merger, consolidation or similar transaction involving the Company in which the holders of shares of Common Stock receive securities and/or other property, including cash, other than shares of the surviving entity in such transaction (or the parent of such surviving entity), the Committee or Board, as applicable, will, to the extent deemed appropriate by the Committee or Board, as applicable, have the power to provide for the exchange of each Award (whether or not then exercisable or vested) for an Award with respect to: (a) some or all of the property which a holder of the number of shares of Common Stock subject to such Award would have received in such transaction; or (b) securities of the acquirer or surviving entity (or parent of such acquirer or surviving entity) and, incident thereto, make an equitable adjustment as determined by the Committee or Board, as applicable, in the exercise price of the Award, or the number of shares or amount of property subject to the Award or provide for a payment (in cash or other property) to the Participant to whom such Award was granted in partial consideration for the exchange of the Award. In addition, the Committee will, to the extent deemed appropriate by the Committee or Board, as applicable, have the power to cancel, effective immediately prior to the occurrence of such event, each Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Common Stock subject to such Award, equal to the value, as determined by the Committee or Board, as applicable, of such Award, provided that with respect to any outstanding Option or Stock Appreciation Right such value will be equal to the excess of (i) the value, as determined by the Committee or Board, as applicable, of the property (including cash) received by the holder of shares of Common Stock as a result of such event, over (ii) the exercise price of such Option or Stock Appreciation Right, provided further that the value of any outstanding Option or Stock Appreciation Right will be zero where the exercise price of such Option or Stock Appreciation Right is greater than the value, as determined by the Committee or Board, as applicable, of the property (including cash) received by the holder of shares of Common Stock as a result of such event; and that no change to the original timing of payment will be made to the extent it would violate Section 409A.

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Section 13.          Amendment and Termination

13.1       Amendment. The Plan may be amended in whole or in part at any time and from time to time by the Board, and the terms of any outstanding Award under the Plan may be amended from time to time by the Committee or Board, as applicable, in its discretion in any manner that it deems necessary or appropriate; provided however, that no amendment may be made without stockholder approval if such amendment would:

(a)       increase the number of shares available for grant specified in Section 5.1(a) (other than pursuant to Section 12);

(b)       change the class of persons eligible to receive Incentive Stock Options;

(c)       decrease the minimum Option exercise price set forth in Section 7.2 or the minimum Stock Appreciation Rights exercise price set forth in Section 8.2 (in each case, other than changes made pursuant to Section 12);

(d)       amend or repeal the prohibition against repricing or exchange set forth in Section 3.3; or

(e)       require stockholder approval under applicable law, regulation, rule or Exchange listing requirement.

No such amendment may adversely affect in a material manner any right of a Participant under an Award without his written consent. Any stockholder approval requirement under the Plan will be met if such approval is obtained in accordance with applicable law. Notwithstanding the foregoing, any amendment to the Plan or any outstanding Award under the Plan will be made in a manner as to ensure that an Award intended to be exempt from Section 409A will continue to be exempt from Section 409A and that an Award intended to comply with Section 409A will continue to comply with Section 409A.

13.2       Termination. The Plan may be suspended in whole or in part at any time and from time to time by the Board. The Plan will terminate upon the adoption of a resolution of the Board terminating the Plan. No Award may be granted under the Plan after the date that is 10 years from the date the Plan was last approved and adopted by the stockholders of the Company. No termination of the Plan will materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan.

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Section 14.         Miscellaneous

14.1       Loans. No loans from the Company or any Affiliate to a Participant will be permitted in connection with the Plan.

14.2       Reservation of Rights of Company. No employee or other person will have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder will be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved.

14.3       Non-Uniform Treatment. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated.

14.4       General Conditions of Awards. No Participant or other person will have any right with respect to the Plan, the shares of Common Stock reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award has been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

14.5       Rights as a Stockholder. Unless otherwise determined by the Committee in its discretion, a Participant holding Options, Stock Appreciation Rights, Restricted Stock Units or Other Stock-Based Awards will have no rights as a stockholder with respect to any shares of Common Stock (or as a holder with respect to other securities), if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him or the entry on his behalf of an uncertificated book position on the records of the Company’s transfer agent and registrar for such shares of Common Stock or other instrument of ownership, if any. Except as provided in Section 12, no adjustment will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such book entry is made or a stock certificate or other instrument of ownership, if any, is issued.

14.6       Compliance with Applicable Laws. No shares of Common Stock or other property may be issued or paid hereunder with respect to any Award unless counsel for the Company is satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements. The Company will be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws.

14.7       Withholding of Taxes. The Company and its Affiliates will have the authority and right to deduct or withhold from any payment made under the Plan, or require a Participant to remit to the Company or Affiliate, the federal, state or local income or other taxes required by law to be withheld with respect to the exercise, lapse of restriction, settlement, payment or other taxable event of any Award under the Plan. It will be a condition to the obligation of the Company to issue shares of Common Stock or other property, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant remit to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue or pay shares of Common Stock or other property, or any combination thereof. The Committee may, in its discretion, permit an eligible Participant to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee deems to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, shares of Common Stock or other property, or any combination thereof that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a Fair Market Value equal to the minimum amount required to be withheld, or if permitted by the Company, up to such greater amount that will not trigger adverse accounting consequences and is permitted under applicable tax withholding rules.

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14.8         Unfunded Nature of Plan. The Plan will be unfunded. The Company will not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and the rights to the payment of Awards will be no greater than the rights of the Company’s general creditors.

14.9         Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through him will be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

14.10       No Warranty of Tax Effect. Although the Company may structure an Award to qualify for favorable federal, state, local or foreign tax treatment, or to avoid adverse tax treatment, no person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment or guarantee that any intended tax treatment will be applicable with respect to any Award under the Plan, or that such tax treatment will apply to or be available to a Participant or his or her beneficiary. Furthermore, the existence of an Award will not affect the right or power of the Company or its stockholders to take any corporate action, regardless of the potential effect of such action on the tax treatment of an Award under the Plan.

14.11       Interpretation. Unless the context indicates otherwise, references to “Sections” in the Plan refer to Sections of the Plan. Headings of Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. In the Plan, the use of the masculine pronoun will include the feminine and the use of the singular will include the plural, as appropriate.

14.12       Severability. If any provision of the Plan is held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision will be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid or enforceable and as so limited will remain in full force and effect, and will not affect any other provision of the Plan or part thereof, each of which will remain in full force and effect.

14.13       Choice of Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, will be governed by the substantive laws, but not the choice of law rules, of the State of Nevada.

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14.14       Section 409A. Awards granted under the Plan are intended to qualify for an exception from or comply with Section 409A, and the Plan and Award Agreements will be administered, construed and interpreted in accordance with such intent. Notwithstanding the foregoing, the Company makes no representation that Awards qualify for an exception from or comply with Section 409A and in no event will the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A. Notwithstanding anything in the Plan or any Award Agreement to the contrary, if a Participant is a “specified employee” (within the meaning of Section 409A(2)(B)) as of the date of such Participant’s separation from service (as determined pursuant to Section 409A), then to the extent any Award payable to such Participant on account of such separation from service would be considered nonqualified deferred compensation under Section 409A, such payment or benefit will be paid or provided in a lump sum upon the earlier of the first day of the seventh month following such separation from service and the date of the Participant’s death. Unless the Committee determines otherwise, any provision of the Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail exception from or compliance with Section 409A may be amended to qualify for exception from or comply with Section 409A, which may be made on a retroactive basis, in accordance with Section 409A.

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FIRST AMENDMENT

TO THE

VERIFYME, INC.

2020 EQUITY INCENTIVE PLAN

The VerifyMe, Inc. 2020 Equity Incentive Plan (the “Plan”) is hereby amended as follows, effective June 9, 2022:

1.         Section 5.1(a) of the Plan is hereby amended and restated in its entirety to provide as follows:

“(a)        Available Shares. Subject to adjustment as provided in Section 12, the maximum number of shares of Common Stock reserved and available for grant and issuance pursuant to the Plan as of the Effective Date will be (i) 2,069,110, plus (ii) the number of shares of Common Stock available for issuance under the Prior Plan on the Effective Date. If the Plan is approved by the stockholders of the Company on the Effective Date, no awards may be granted under the Prior Plan on or after the Effective Date.”

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58

SECOND AMENDMENT

TO THE

VERIFYME, INC.

2020 EQUITY INCENTIVE PLAN

The VerifyMe, Inc. 2020 Equity Incentive Plan (the “Plan”) is hereby amended as follows, effective June 6, 2023:

1.          Section 5.1(a) of the Plan is hereby amended and restated in its entirety to provide as follows:

“(a)        Available Shares. Subject to adjustment as provided in Section 12, the maximum number of shares of Common Stock reserved and available for grant and issuance pursuant to the Plan as of the Effective Date will be (i) 3,069,110, plus (ii) the number of shares of Common Stock available for issuance under the Prior Plan on the Effective Date. If the Plan is approved by the stockholders of the Company on the Effective Date, no awards may be granted under the Prior Plan on or after the Effective Date.”

2.          Section 6.10 of the Plan is hereby amended and restated in its entirety to provide as follows:

“6.10      Non-Employee Director Award Limitation. The aggregate of (a) the grant date fair value for financial reporting purposes of any Awards granted during any fiscal year to a non-employee director, and (b) the total amount of any cash fees or other property paid to such non-employee director during the fiscal year, in respect of the director’s service as a member of the Board during such year, may not exceed $350,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.”

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59

APPENDIX B

THIRD AMENDMENT

TO THE

VERIFYME, INC.

2020 EQUITY INCENTIVE PLAN

The VerifyMe, Inc. 2020 Equity Incentive Plan (the “Plan”) is hereby amended as follows, effective June 4, 2024:

1.         Section 5.1(a) of the Plan is hereby amended and restated in its entirety to provide as follows:

“(a)        Available Shares. Subject to adjustment as provided in Section 12, the maximum number of shares of Common Stock reserved and available for grant and issuance pursuant to the Plan as of the Effective Date will be (i) 4,069,110, plus (ii) the number of shares of Common Stock available for issuance under the Prior Plan on the Effective Date. If the Plan is approved by the stockholders of the Company on the Effective Date, no awards may be granted under the Prior Plan on or after the Effective Date.”

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60

Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.V46831-P09257!!!For All Withhold AllFor All ExceptFor AgainstAbstainFor AgainstAbstain!!!To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.VERIFYME, INC.801 INTERNATIONAL PARKWAY, FIFTH FLOORLAKE MARY, FL 32746VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 3, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/VRME2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 3, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.SCAN TO VIEW MATERIALS & VOTEwVERIFYME, INC. 01) Marshall Geller 02) Howard Goldberg 03) Scott Greenberg 04) Arthur Laffer 05) Adam H. Stedham 06) David Edmonds1. Election of Directors Nominees:The Board of Directors recommends you vote FOR all the nominees listed.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.The Board of Directors recommends you vote FOR proposals 2, 4 and 5, and FOR 1 YEAR for proposal 3.2. To approve, on a non-binding advisory basis, the compensation of our named executive officers.3. To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.4. To approve an amendment to the VerifyMe, Inc. 2020 Equity Incentive Plan.5. To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.NOTE: In their discretion, and in accordance with applicable law, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement of the meeting. !!!!!!!3 Years1 Year2 YearsAbstain!!!

V46832-P09257Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.VERIFYME, INC.Annual Meeting of StockholdersJune 4, 2024 at 12:00 PM (Eastern Time)This proxy is solicited on behalf of our Board of Directorsand each matter to be voted on at theAnnual Meeting has been proposed by our Board of Directors.The undersigned hereby appoints Adam Stedham and Nancy Meyers, and each of them, as proxies, with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VerifyMe, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/VRME2024 at 12:00 PM (Eastern Time) on Tuesday, June 4, 2024, and any adjournment or postponement thereof.? This proxy will be voted as specified by you and it revokes any prior proxy given by you.? Unless you withhold authority to vote for one or more of the nominees according to the instructions on the reverse side of this proxy, your signed proxy will be voted FOR the election of the six director nominees listed on the reverse side of this proxy and described in the accompanying Proxy Statement.? Unless you specify otherwise, your signed proxy will be voted FOR Proposals 2, 4, and 5, and FOR 1 YEAR for Proposal 3 listed on the reverse side of this proxy and described in the accompanying Proxy Statement.? You acknowledge receipt with this proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated April 25, 2024, describing more fully the proposals listed in this proxy.Continued and to be signed on reverse side